UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

S P E C I A L F O C U S F I X E D I N C O M E F U N D S Semiannual Report April 30, 2005 Current income potential from portfolios that invest in a variety of fixed income securities. Goldman Sachs Funds

Goldman Sachs Special Focus Fixed Income Funds NOT FDIC-INSURED May Lose Value No Bank Guarantee GOLDMAN SACHS GLOBAL INCOME FUND GOLDMAN SACHS HIGH YIELD FUND GOLDMAN SACHS EMERGING MARKETS DEBT FUND

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

What Distinguishes Goldman Sachs' Fixed Income Investment Process?

At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

1 RIGOROUS SECURITY SELECTION

- Assess relative value among securities and sectors
- Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

2 PRECISE PORTFOLIO CONSTRUCTION

- Team approach to decision making
- Manage risk by avoiding significant sector and interest rate bets
- Careful management of yield curve strategies — while closely managing portfolio duration

RESULT

Fixed Income portfolios that:

- Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield
- Capitalize on GSAM's industry renowned credit research capabilities
- Use a risk-managed framework to seek total return, recognizing the importance of investors' capital accumulation goals as well as their need for income

1

P O R T F O L I O R E S U LT S Global Income Fund Performance Review Over the six-month period that ended April 30, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.10%, 2.65%, 2.73%, 3.31% and 2.98%, respectively. These returns compare to the 3.36% cumulative total return of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.* The Fund posted positive returns during the fiscal period. However, due to fees and expenses associated with the management of the Fund, it underperformed its unmanaged benchmark on a relative basis. Additional details about the contributors and detractors to performance are listed below. Market Review Over the last six months, U.S. government bonds underperformed the other major bond markets. Continued interest rate tightening and solid economic growth in the U.S. were the major drivers behind this performance. Concerns over rising inflation and subsequent acknowledgement by the Federal Reserve Board (the “Fed”) of inflationary pressures also weighed on the U.S. bond market. The European bond markets continued to outperform as economic activity in the Eurozone continued to disappoint, despite further hawkish statements by European Central Bank officials. Japanese bonds outperformed over the period as growth was surprisingly disappointing, raising deflationary concerns. In the UK, tightness in the labor market and continued growth in corporate profits led to some speculation of further interest rate tightening, despite weakness in the housing and consumer sectors of the economy. Investment Objective The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Global Income Fund during the six-month reporting period that ended April 30, 2005. * Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.

P O R T F O L I O R E S U LT S 3 Investment Strategies The Fund holds a global portfolio of high quality bonds that represents our best ideas in the world’s developed country bond markets. Strategies employed include the active management of interest rates, yield curve, country allocation, sector, security selection and currency management. To the extent we find them effective instruments to manage the duration of the portfolio, and not for speculative purposes, the Fund may employ the use of derivatives, including financial futures, Eurodollar futures contracts and swaps. The Fund also makes use of currency forwards for the purpose of hedging non U.S. dollar exposures, as well as implementing active currency views. We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, or changing interest rates. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views. Portfolio Positioning Our duration strategy is used to adjust the portfolio’s sensitivity to the overall level of interest rates. If the portfolio’s duration is shortened relative to the benchmark, the expectation would be for outperformance to occur in a rising yield environment. The largest contributor to Fund performance was its short U.S. duration position, which we maintained throughout the period. U.S. yields rose due to higher-than-expected inflation data, which raised concerns that the Fed might adopt a more aggressive policy stance. The Fund’s yield curve strategy also contributed positively to performance. In particular, we maintained a Eurodollar steepener trade, which is a trade instituted when we expect longerterm bonds to move higher relative to shorter-term yields. This trade added value as stronger inflation data saw yields of longer-dated bonds in the Eurozone region move higher relative to short-term yields. Our country strategy added to performance over the period. This strategy seeks to add performance by holding overweight positions in markets that we believe will outperform and underweight positions in markets that we believe will underperform. The Fund benefited primarily from its short UK 30-year/long Europe 30-year trade. Continuing the recent trend, UK bonds underperformed European bonds as growth differentials remained in favor of the UK. The forthcoming pension regulations in Europe are expected to force both insurance companies and pension funds in Europe to buy the long end, causing spreads to widen between the UK and the Eurozone.

P O R T F O L I O R E S U LT S 4 An allocation to corporate bonds was also a positive contributor to performance. Investment grade credit spreads continued their tightening trend during the fourth quarter of 2004. This occurred despite heavy new issuance and negative credit events in the Automotive and Insurance sectors. A combination of robust demand, better-than-expected earnings, declining oil prices, and low volatility all contributed to the credit market rally. Corporate spreads moved tighter over most of the first quarter of 2005 and the Fund’s overweight allocation allowed the portfolio to benefit from the move. However, spreads widened significantly immediately following the announcement in April by General Motors of dramatically lower earnings for 2005 and a more hawkish Fed. The Fund’s currency strategy detracted from performance over the period. Performance was strong in the fourth quarter of 2004 when the decline of the U.S. dollar resumed, particularly against emerging Asian and European currencies, where the Fund held long positions. The largest detractors in 2005 were the Fund’s long Swedish krona and long Japanese yen positions versus the U.S. dollar. In addition, a long Norwegian kroner position detracted from performance after the currency fell sharply on the back of dovish statements from the Norges Bank and a fall in oil prices. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Global Fixed Income Investment Management Team May 9, 2005

FUND BASICS

Global Income Fund

as of April 30, 2005

Assets Under Management

$357.8 Million

NASDAQ SYMBOLS

Class A Shares

GSGIX

Class B Shares

GSLBX

Class C Shares

GSLCX

Institutional Shares

GSGLX

Service Shares

GGISX

PERFORMANCE REVIEW

November 1, 2004–April 30, 2005	Fund Total Return (based on NAV)[1]	J.P. Morgan Global Government Bond Index[2]	30-Day Standardized Yield[3]
Class A	3.10%	3.36%	1.89%
Class B	2.65	3.36	1.24
Class C	2.73	3.36	1.24
Institutional	3.31	3.36	2.38
Service	2.98	3.36	1.88

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes.

[3] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/05	Class A	Class B	Class C	Institutional	Service
One Year	-1.65%	-2.92%	1.16%	3.36%	2.84%
Five Years	4.24	4.21	4.62	5.84	5.32
Ten Years	6.21	N/A	N/A	N/A	6.79[5]
Since Inception	6.20 (8/2/91)	5.51 (5/1/96)	4.84 (8/15/97)	7.14 (8/1/95)	6.63[5] (8/2/91)

[4] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[5] Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CURRENCY ALLOCATION AS OF 4/30/05[6]

Currency	% of Portfolio	Currency	% of Portfolio
Euro	45.8%	Polish Zloty	1.4%
Japanese Yen	23.5	Mexican Peso	1.1
U.S. Dollar	20.6	Danish Krone	1.1
Great Britain Pound	3.7	Swedish Krona	0.6
Canadian Dollar	1.8	Israeli Shekel	0.4

[6] Figures represent a percentage of market value. The Fund is actively managed and, as such, its composition may differ over time.

5

P O R T F O L I O R E S U LT S 6 Performance Review Over the six-month period that ended April 30, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.09%, 0.72%, 0.72%, 1.29%, and 1.04%, respectively. These returns compare to the 0.08% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, over the same time period.* The Fund’s outperformance versus its benchmark was due, in part, to its overweight to B rated securities and an underweight to BB rated issues. In addition, the Fund benefited from an overweight in Chemicals, strength in the European market, and specific favorable corporate events. This was partially offset by an underweight in Wireline Telecom and an overweight exposure to Auto Parts bonds, which detracted from results. High Yield Market Review The high yield market was very volatile over the past six months with a strong rally largely being reversed due to a sharp sell-off in March and April. The market rallied through February 2005, led by strength in the riskier segments of the market, with spreads reaching their tightest levels of the past decade. The picture reversed completely in March as over $4 billion flowed out from U.S. retail mutual funds in the last eight weeks of the reporting period. The market for new issues has been all but stopped during this period, triggered by the spike in oil prices and concerns surrounding the downgrades of General Motors and Ford. The Airline sector was the weakest performer over the period, completely reversing its early gains, as concerns over price competition, lower-than-expected volumes and record oil prices continued to plague the industry. The Auto Parts industry has come under significant pressure with the negative earnings announcements from General Motors and Ford being further exacerbated by the bankruptcy filings of Tower Auto, Metaldyne, and Collins & Aikman. Merger and acquisition activity accelerated during the reporting period, with the Telecom sector benefiting specifically on the back of the announced mergers of Sprint and Nextel, Verizon and MCI, and American Tower and Spectrasite. The Chemical sector has continued to outperform, supported by positive earnings and a generally positive outlook from companies such as Lyondell Chemical and Dow. The European high yield market also performed well until recently, supported by positive company results across a range of industries. Investment Objective The Fund seeks a high level of current income and may also consider the potential for capital appreciation. High Yield Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs High Yield Fund during the six-month reporting period that ended April 30, 2005. * Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.

P O R T F O L I O R E S U LT S 7 Investment Strategies In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in high yield, fixed income securities that, at the time of purchase, are non-investment grade. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund typically uses derivatives, including currency forwards, primarily for the purpose of hedging currency exposure back to the base currency of the Fund. While the Fund can use swaps, it does not generally do so. Portfolio Composition Our portfolio construction strategy continued to be driven by credit fundamentals. The Fund’s performance was enhanced due to an overweight to the B rated sector and strength in the European market. This was partially offset by an overweight to the Auto Parts sector and an underweight to the Wireline Telecom segment. During the reporting period, the Fund established new positions in World Directories and Novelis. At the end of the reporting period, the Fund’s largest industry weight was in Chemicals, followed by Publishing and Health Care. Portfolio Highlights Flender Holdings GMBH — Flender is a B rated German wind turbine manufacturer. In April 2005, the company announced that it had been acquired by AA rated Siemens. Worldspan Technologies, Inc.— Worldspan, an airline reservation system, completed a tender for its bonds following a recapitalization of the company. (A tender is a payment for bonds called prior to maturity.) FTD Group, Inc — FTD, which provides floral related products and services, completed an initial public offering (IPO) in February 2005. The cash flow generated from the IPO proceeds, combined with strong operating results, is being used to deleverage the firm’s balance sheet. We thank you for your investment and look forward to your continued confidence. Goldman Sachs High Yield Investment Management Team May 9, 2005

FUND BASICS

High Yield Fund

as of April 30, 2005

Assets Under Management

$1.9 Billion

NASDAQ SYMBOLS

Class A Shares

GSHAX

Class B Shares

GSHBX

Class C Shares

GSHCX

Institutional Shares

GSHIX

Service Shares

GSHSX

PERFORMANCE REVIEW

November 1, 2004–April 30, 2005	Fund Total Return (based on NAV)[1]	Lehman Brothers U.S. Corporate High Yield Bond Index[2]	30-Day Standardized Yield[3]
Class A	1.09%	0.08%	7.08%
Class B	0.72	0.08	6.65
Class C	0.72	0.08	6.65
Institutional	1.29	0.08	7.84
Service	1.04	0.08	7.32

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody's Investors Service), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

[3] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/05	Class A	Class B	Class C	Institutional	Service
One Year	4.86%	3.49%	7.84%	10.16%	9.62%
Five Years	6.83	6.60	7.04	8.23	7.70
Since Inception	5.80 (8/1/97)	5.66 (8/1/97)	5.70 (8/15/97)	6.85 (8/1/97)	6.32 (8/1/97)

[4] **The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

TOP 10 HOLDINGS AS OF 4/30/05[5]

Company	Line of Business	% of Net Assets
El Paso Corp.	Pipelines	3.45%
Dex Media, Inc.	Publishing	1.41
FIMEP/Legrand S.A.	Building Materials	1.30
Qwest Communications Int'l, Inc.	Telecommunications	1.12
Nycomed S.A.	Health Care	1.05
Rockwood Specialties, Inc.	Chemicals	1.01
Charter Communications, Inc.	Media–Cable	1.00
Rhodia S.A.	Chemicals	0.99
Nextel Communications, Inc.	Telecommunications–Cellular	0.99
TRW Automotive, Inc.	Automotive Parts	0.98

[5] The Fund is actively managed and, as such, its composition may differ over time.

SECTOR ALLOCATION AS OF 4/30/05[6]

Sector	% of Portfolio	Sector	% of Portfolio
Chemicals	8.9%	Technology	2.2%
Publishing	6.4	Energy	1.9
Health Care	5.1	Metals	1.6
Building Materials	5.0	Entertainment	1.5
Media-Cable	4.8	Emerging Markets	1.4
Consumer Products	4.6	Retailers–Food & Drug	1.3
Electric	4.6	Media–Non Cable	1.0
Packaging	4.3	Environmental	0.9
Pipelines	4.3	Lodging	0.9
Food	4.2	Textiles	0.9
Conglomerates	3.9	Media–Broadcasting & Radio	0.5
Automotive Parts	3.7	Media–Broadcast Towers	0.5
Gaming	3.7	Defense	0.4
Capital Goods	3.5	Finance	0.4
Telecommunications–Cellular	3.3	Real Estate	0.4
Paper	2.9	Retailers	0.4
Telecommunications	2.7	Airlines	0.3
Consumer Cyclicals	2.6	Transportation	0.2
Aerospace	2.4	Home Construction	0.1
Short Term Investments	2.3		

[6] Figures represent a percentage of market value. The Fund is actively managed and, as such, its composition may differ over time.

9

P O R T F O L I O R E S U LT S 10 Performance Review Over the six-month period that ended April 30, 2005, the Fund’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 5.38% and 5.59%, respectively. These returns compare to the 3.24% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, over the same time period.* The Fund’s overweight exposures in European and Latin American emerging market debt contributed substantially to returns during the reporting period, as Europe and Latin America outperformed other emerging market regions. Conversely, underweight positions in select countries, such as Mexico and Malaysia, detracted from excess returns. Market Review While emerging market spreads came off the all-time tight levels in February, spreads still tightened 15 basis points over the period. The market performed particularly well through February 2005, aided by the ongoing demand for higher spread products, a favorable global equity market, the continued outperformance of Latin American high risk debt, and strong performance from European emerging market issuers. However, spreads widened in March and April on the back of increased global risk aversion, as rising oil prices sparked inflation fears. This led to fears that the Federal Reserve Board (the “Fed”) might accelerate its pace of interest rate tightening. Investment Objective The Fund seeks a high level of total return consisting of income and capital appreciation. Investment Strategies In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in fixed income securities of issuers located in emerging countries. To the extent we find them effective instruments with which to manage certain of the portfolio’s risk exposures (e.g., duration and currency), the Fund may employ the use of derivatives, including options, futures, forwards, swaps and Eurodollar futures contracts. The Fund typically makes use of currency forwards for the purpose of hedging select currency exposure back to the base currency of the Fund. Since its inception, we believe the Fund’s exposure to derivatives has been an effective risk management tool for hedging duration and currency exposures as desired. Emerging Markets Debt Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund during the six-month reporting period that ended April 30, 2005. * Unlike the Fund’s total return, the Index’s performance does not reflect any deduction for fees or expenses.

P O R T F O L I O R E S U LT S 11 Portfolio Composition At the end of the reporting period, the Fund held a small overweight position in Latin American and European emerging market debt relative to the benchmark. At the same time, the Fund held underweight positions in Asia and Middle Eastern/African debt relative to the benchmark. The Fund is invested across 24 countries and across all emerging market regions. While spreads have continued to widen from historically tight levels seen earlier in the year, we have focused on relative value across countries, while continuing to believe overall valuations are reasonably tight and warrant a slight reduction in emerging market debt risk. Fundamentally, we continue to see a fairly favorable external environment and healthy developments in key credits and in the broader market in general. We believe sustained or rising oil price levels, currently well above long-term averages despite a decline, should continue to bolster oil exporting countries, which comprise over 40% of the emerging market debt index. At the end of the reporting period, the portfolio’s largest country allocations were in Russia, Argentina, and Brazil. Portfolio Highlights The Fund’s overweight positions in European and Latin American debt were primary contributors to excess return versus the benchmark over the reporting period. Security selection in Argentine bonds was also a primary contributor to excess return. Security selection and overweight positions in Russia, the Dominican Republic, and Ecuador at various times during the period also added to performance. On the other hand, underweight allocations to Mexico and Malaysia detracted from performance, as they performed relatively well. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Global Fixed Income Investment Management Team May 9, 2005

F U N D B A S I C S ASSETS UNDER MANAGEMENT 0 Emerging Markets Debt Fund as of April 30, 2005 P E R F O R M A N C E R E V I EW J.P. Morgan November 1, 2004– Fund Total Return EMBI Global 30-Day April 30, 2005 (based on NAV) 1 Diversified Index 2 Standardized Yield 3 Class A 5.38% 3.24% 5.00% Institutional 5.59 3.24 5.64 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. 3 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. S TA N D A R D I Z E D TOTAL R E T U R N S 4 For the period ended 3/31/05 Class A Institutional One Year 5.52% 10.92% Since Inception 11.52 15.29 (8/29/03) 4 The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent monthend returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. COU N T RY A L LOC AT I O N A S O F 4 / 3 0 / 0 5 5 Country % of Portfolio Country % of Portfolio Russia 13.2% El Salvador 2.2% U.S. (Short Term Investments) 12.5 Israel 2.1 Argentina 9.6 Ecuador 1.9 Brazil 9.2 Guatemala 1.5 Venezuela 8.4 Poland 1.4 Turkey 6.5 Ukraine 1.3 Mexico 6.3 Lebanon 1.2 Peru 4.9 Dominican Republic 0.8 Philippines 4.1 Indonesia 0.5 Colombia 3.4 Ivory Coast 0.5 Bulgaria 3.1 Kazakhstan 0.2 Panama 2.7 Croatia 0.1 Nigeria 2.4 5 Figures represent a percentage of market value. The Fund is actively managed and, as such, its composition may differ over time. $39.0 Million Assets Under Management GSDAX Class A Shares N A S D AQ S Y M B O L S GSDIX Institutional Shares 12

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments

April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Foreign Sovereign Debt Obligations – 69.7%

Canadian Dollar – 1.7%
Government of Canada
CAD 3,600,000	6.00%	06/01/2008	$3,084,905
930,000	5.00	06/01/2014	786,542
2,500,000	5.75	06/01/2029	2,313,876

			$6,185,323

Danish Krone – 1.1%
Kingdom of Denmark
DKK20,000,000	6.00%	11/15/2009	$3,938,733

Euro Currency – 38.7%
Federal Republic of Germany
EUR7,800,000	5.25%	01/04/2008	$10,761,555
7,690,000	3.00	04/11/2008	10,050,563
18,700,000	3.75	01/04/2015	24,766,200
500,000	6.25	01/04/2024	850,595
3,900,000	4.75	07/04/2028	5,635,036
4,350,000	5.50	01/04/2031	6,983,849
Government of France
2,750,000	4.00	10/25/2009	3,729,494
6,300,000	5.50	04/25/2010	9,111,571
16,500,000	5.00	04/25/2012	23,744,860
1,800,000	8.50	10/25/2019	3,568,699
750,000	8.50	04/25/2023	1,555,191
700,000	5.50	04/25/2029	1,117,838
1,450,000	5.75	10/25/2032	2,420,599
Kingdom of Spain
3,000,000	6.00	01/31/2008	4,233,562
2,950,000	4.20	07/30/2013	4,047,105
800,000	5.75	07/30/2032	1,333,045
Kingdom of The Netherlands
2,850,000	3.75	07/15/2009	3,823,405
1,800,000	4.25	07/15/2013	2,477,198
Republic of Italy
3,200,000	6.75	07/01/2007	4,498,500
3,650,000	5.50	11/01/2010	5,297,230
5,000,000	6.00	05/01/2031	8,340,761

			$138,346,856

Great Britain Pound – 3.6%
United Kingdom Treasury
GBP 1,500,000	5.00%	03/07/2008	$2,898,562
1,600,000	5.75	12/07/2009	3,208,673
40,000	8.00	09/27/2013	94,672
1,230,000	5.00	09/07/2014	2,430,775
1,300,000	8.75	08/25/2017	3,460,087
350,001	4.25	06/07/2032	647,162

			$12,739,931

Israeli Shekel – 0.4%
Government of Israel
ILS 5,300,000	7.50%	03/31/2014	$1,292,116

Japanese Yen – 21.0%
Government of Japan
JPY3,295,000,000	0.90%	12/22/2008	$32,162,248
1,105,000,000	1.30	06/20/2012	10,901,613
300,000,000	1.80	06/20/2014	3,025,909
1,985,000,000	1.60	09/20/2014	19,639,743
980,000,000	1.90	03/20/2024	9,460,388

			$75,189,901

Mexican Peso – 1.1%
United Mexican States
MXN49,400,000	8.00%	12/19/2013	$3,947,289

Polish Zloty – 1.4%
Republic of Poland
PLN16,020,000	6.00%	05/24/2009	$4,877,522

Swedish Krona – 0.5%
Kingdom of Sweden
SEK11,000,000	6.75%	05/05/2014	$1,952,393

United States Dollar – 0.2%
United Mexican States
USD 800,000	7.50%	04/08/2033	$866,000

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $236,089,435)			$249,336,064

Corporate Bonds – 15.0%

Banks – 4.4%
Banca Popolare di Bergamo Capital Trust(a)(b)
EUR 1,180,000	8.36%	02/15/2011	$1,855,739
Bank of America Corp.
USD 200,000	6.38	05/15/2005	200,192
200,000	7.88	05/16/2005	200,314
150,000	7.25	10/15/2025	183,761
BCI US Funding Trust II(a)(b)
EUR 870,000	3.74	07/15/2008	1,148,669
Citicorp
USD 100,000	7.20	06/15/2007	106,147
DEM 4,500,000	6.25	09/19/2009	3,308,458
Citigroup, Inc.
USD 1,250,000	6.75	12/01/2005	1,273,537
Credit Suisse First Boston London(a)(b)
1,330,000	7.90	05/01/2007	1,416,841
HBOS PLC(a)(b)
EUR 1,220,000	6.05	11/23/2011	1,793,520
Merita Bank Ltd.
USD 1,010,000	6.50	04/01/2009	1,085,767
MIZUHO Financial Group (Cayman)(c)
440,000	5.79	04/15/2014	455,189
National Westminster Bank PLC(a)(b)
370,000	7.75	10/16/2007	398,544
Washington Mutual Finance Corp.
2,020,000	8.25	06/15/2005	2,031,467

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Banks – (continued)
Wells Fargo Bank NA(a)
USD 230,000	7.80%	06/15/2010	$231,126

			$15,689,271

Basic Industry – 0.2%
Lubrizol Corp.
USD 640,000	4.63%	10/01/2009	$634,319

Capital Goods – 0.7%
Bombardier, Inc.(c)
USD 250,000	6.30%	05/01/2014	$215,000
360,000	7.45	05/01/2034	295,200
Tyco International Group SA
EUR 1,440,000	6.13	04/04/2007	1,962,396

			$2,472,596

Consumer Cyclicals – 0.6%
Ford Motor Credit Co.
USD 530,000	6.88%	02/01/2006	$536,104
General Motors Acceptance Corp.
EUR 450,000	7.00	11/15/2005	582,920
USD 320,000	6.75	01/15/2006	322,368
EUR 230,000	4.00	02/09/2006	291,071
270,000	5.75	02/14/2006	343,920

			$2,076,383

Consumer Noncyclical – 0.9%
British American Tobacco Holdings BV(a)
EUR 1,040,000	3.03%	07/21/2005	$1,340,333
Imperial Tobacco Finance PLC
250,000	6.25	06/06/2007	343,992
Imperial Tobacco Overseas BV
1,410,000	7.13	04/01/2009	1,536,576

			$3,220,901

Electric – 1.5%
FirstEnergy Corp.
USD 170,000	5.50%	11/15/2006	$173,144
NGG Finance PLC
EUR 1,520,000	5.25	08/23/2006	2,027,001
TXU Corp.(c)
USD 2,060,000	4.80	11/15/2009	2,019,280
1,180,000	5.55	11/15/2014	1,137,461

			$5,356,886

Energy – 0.2%
Amerada Hess Corp.
USD 540,000	7.13%	03/15/2033	$607,369

Financial Companies – 2.0%
Household Finance Corp.
EUR 940,000	6.25%	09/21/2005	$1,227,846
KFW International Finance, Inc.
JPY600,000,000	2.05	09/21/2009	6,162,174

			$7,390,020

Insurance – 0.9%
ACE INA Holdings, Inc.
USD 390,000	5.88%	06/15/2014	$401,831
CNA Financial Corp.
420,000	6.60	12/15/2008	443,277
Endurance Specialty Holdings Ltd.
20,000	7.00	07/15/2034	22,098
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	1,952,647
SL Finance PLC(a)
EUR 290,000	6.38	07/12/2022	425,321

			$3,245,174

Telecommunications – 3.6%
AT&T Corp.(a)
EUR 770,000	7.75%	11/21/2006	$1,053,417
Bell Atlantic New Jersey, Inc.
USD 65,000	8.00	06/01/2022	78,460
British Telecommunications PLC(a)
570,000	8.38	12/15/2010	668,707
EUR 180,000	7.13	02/15/2011	278,307
Clear Channel Communications, Inc.
USD 900,000	8.00	11/01/2008	972,126
Comcast Cable Communications
1,900,000	8.38	05/01/2007	2,047,958
Comcast Cable Communications Holdings, Inc.
360,000	9.46	11/15/2022	504,311
Cox Communications, Inc.(c)
1,460,000	4.63	01/15/2010	1,438,764
Deutsche Telekom International Finance BV(a)
230,000	8.75	06/15/2030	307,949
280,000	9.25	06/01/2032	415,295
Olivetti Finance NV
EUR 1,770,000	5.88	01/24/2008	2,453,655
Sprint Capital Corp.
USD 1,260,000	4.78	08/17/2006	1,268,652
Verizon Global Funding Corp.
1,380,000	6.13	06/15/2007	1,430,728

			$12,918,329

TOTAL CORPORATE BONDS
(Cost $50,123,565)			$53,611,248

Asset-Backed Securities(a) – 1.9%

Mortgage – 1.9%
Countrywide Home Equity Loan Trust Series 2004-Q, Class 2A
USD 2,847,753	3.25%	12/15/2033	$2,856,208
First Horizon ABS Trust Series 2004-HE3, Class A
2,657,226	3.31	10/25/2034	2,665,743
Fremont Home Loan Trust Series 2004-4, Class 2A2
USD 1,360,000	3.13	11/25/2035	1,361,537

TOTAL ASSET-BACKED SECURITIES
(Cost $6,864,979)			$6,883,488

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Mortgage-Backed Obligations(a) – 1.3%

Home Equity – 1.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
USD 1,246,167	3.39%	10/25/2034	$1,248,996
Sequoia Mortgage Trust Series 2004-10, Class A3A
3,281,637	3.66	11/20/2034	3,282,180

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $4,527,804)			$4,531,176

U.S. Treasury Obligations – 4.6%

United States Treasury Bonds
USD 3,670,000	6.25%	05/15/2030	$4,569,293
United States Treasury Notes
1,400,000	6.75	05/15/2005	1,401,750
10,500,000	4.38	05/15/2007	10,648,071

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,540,626)			$16,619,114

	Exercise	Expiration
Contracts*	Rate	Date	Value
Options Purchased – 0.0%

Cross Currency Option Put USD 1,568,000 Call EUR 1,124,821	1.39	06/13/2005	$404
Cross Currency Option Put USD 1,568,000 Call EUR 1,132,948	1.38	05/12/2005	—

TOTAL OPTIONS PURCHASED
(Cost $26,416)			$404

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.3%

State Street Bank & Trust Euro – Time Deposit
USD 15,428,000	4.30%	05/01/2005	$15,428,000

TOTAL INVESTMENTS – 96.8%
(Cost $329,600,825)			$346,409,494

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal/option amount of each security is stated in the currency in which the bond/option is denominated. See below.

Currency		Description

CAD	=	Canadian Dollar
DEM	=	German Mark
DKK	=	Danish Krone
EUR	=	Euro
GBP	=	Great Britain Pound
ILS	=	Israeli Shekel
JPY	=	Japanese Yen
MXN	=	Mexican Peso
PLN	=	Polish Zloty
SEK	=	Swedish Krona
USD	=	U.S. Dollar

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2005.

(b)	Perpetual Maturity. Maturity date presented represents the next call date.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,560,894, which represents approximately 1.6% of net assets as of April 30, 2005.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

April 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

WRITTEN OPTIONS — At April 30, 2005, the Fund had no outstanding options written. For the six months ended April 30, 2005, the Fund had the following written options activity:

	Number of
	Contracts	Value

Contracts Outstanding October 31, 2004	4,980	$26,868

Contracts written	8,426	23,160
Contracts expired	(13,406)	(50,028)

Contracts Outstanding April 30, 2005	—	$—

FUTURES CONTRACTS — At April 30, 2005, the following futures contacts were open as follows:

	Number of Contracts			Unrealized
Type	Long (Short)	Settlement Month	Market Value	Gain (Loss)

Deutsche Post Universal Stock Share	(153)	June 2005	$(31,778,578)	$(3,186)
EPSI50 Index	(338)	June 2005	(37,660,594)	(470,093)
Eurodollar	4	June 2005	965,750	(100)
Eurodollar	198	December 2005	47,552,175	(87,774)
Eurodollar	(198)	December 2006	(47,354,175)	119,950
S&P/ Ruix Investment Index	(88)	June 2005	(13,710,818)	(358,780)
S&P/ Toronto Stock Exchange	21	June 2005	2,889,378	18,164
The Dow Jones STOXX 600	66	June 2005	9,703,736	10,224
10 Year Australian Bonds	56	June 2005	32,173,845	110,487
5 Year U.S. Treasury Notes	429	June 2005	46,526,391	(24,905)
U.S. Long Bond	(105)	June 2005	(12,058,594)	(36,093)

			$(2,751,484)	$(722,106)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS — At April 30, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	06/15/2005	$16,237,320	$16,345,974	$108,654	$—
Australian Dollar	06/15/2005	8,469,000	8,333,745	—	135,255
Canadian Dollar	05/25/2005	5,245,876	5,092,567	—	153,309
Canadian Dollar	06/15/2005	20,466,000	19,808,554	—	657,446
Chilean Peso	05/04/2005	711,000	714,083	3,083	—
Chilean Peso	05/06/2005	533,500	529,843	—	3,657
Chilean Peso	05/09/2005	557,000	550,401	—	6,599
Chilean Peso	05/10/2005	465,000	466,275	1,275	—
Chilean Peso	05/10/2005	557,000	552,790	—	4,210
Chilean Peso	05/13/2005	537,000	535,666	—	1,334
Chilean Peso	05/16/2005	298,253	299,832	1,579	—
Chilean Peso	05/16/2005	465,000	460,874	—	4,126
Chilean Peso	05/18/2005	840,863	846,693	5,830	—
Chilean Peso	05/24/2005	1,234,172	1,200,821	—	33,351
Chilean Peso	05/31/2005	407,000	405,981	—	1,019
Chilean Peso	06/01/2005	533,500	532,206	—	1,294
Chilean Peso	06/02/2005	407,000	407,792	792	—
Chilean Peso	06/06/2005	534,500	536,832	2,332	—
Chilean Peso	06/06/2005	325,476	324,507	—	969
Chilean Peso	06/08/2005	499,950	503,176	3,226	—
Chilean Peso	06/13/2005	565,000	571,777	6,777	—
Chilean Peso	06/17/2005	569,000	575,809	6,809	—
Chilean Peso	06/22/2005	569,000	570,416	1,416	—
Chilean Peso	07/06/2005	534,500	537,111	2,611	—
Czech Koruna	06/15/2005	873,841	831,030	—	42,811
Euro	05/27/2005	1,459,241	1,455,114	—	4,127
Euro	06/15/2005	4,001,000	4,004,798	3,798	—
Euro	06/15/2005	26,321,600	25,835,673	—	485,927
Great Britain Pound	05/23/2005	1,067,112	1,086,463	19,351	—
Great Britain Pound	06/15/2005	4,006,000	4,089,332	83,332	—
Great Britain Pound	06/15/2005	14,480,083	14,431,855	—	48,228
Hungarian Forint	06/15/2005	3,852,453	3,649,079	—	203,374
Iceland Krona	06/15/2005	3,622,026	3,513,100	—	108,926
Israeli Shekel	06/15/2005	749,000	751,564	2,564	—
Israeli Shekel	06/15/2005	3,968,131	3,939,495	—	28,636
Japanese Yen	06/15/2005	8,159,116	8,277,900	118,784	—
Japanese Yen	06/15/2005	10,612,443	10,569,862	—	42,581
Mexican Peso	06/15/2005	11,691,973	11,843,196	151,223	—
Norwegian Krone	06/15/2005	33,409,000	32,562,625	—	846,375
Polish Zloty	06/15/2005	4,409,031	4,085,828	—	323,203
Russian Ruble	05/04/2005	1,209,657	1,217,705	8,048	—
Russian Ruble	05/11/2005	1,060,562	1,073,313	12,751	—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Russian Ruble	05/17/2005	$237,986	$239,776	$1,790	$—
Russian Ruble	05/17/2005	1,964,077	1,954,627	—	9,450
Russian Ruble	06/06/2005	1,438,848	1,441,631	2,783	—
Russian Ruble	06/06/2005	484,561	481,658	—	2,903
Russian Ruble	12/13/2005	251,273	253,789	2,516	—
Singapore Dollar	06/15/2005	12,321,000	12,414,297	93,297	—
Singapore Dollar	06/15/2005	26,841,657	26,612,154	—	229,503
Slovakian Koruna	06/15/2005	2,394,169	2,251,475	—	142,694
South African Rand	06/15/2005	2,128,000	2,154,644	26,644	—
South African Rand	06/15/2005	1,833,984	1,785,902	—	48,082
South African Rand	07/20/2005	2,182,446	2,172,651	—	9,795
South Korean Won	05/16/2005	1,648,700	1,678,271	29,571	—
South Korean Won	06/03/2005	1,640,657	1,658,922	18,265	—
South Korean Won	06/13/2005	1,129,241	1,131,792	2,551	—
South Korean Won	07/15/2005	535,000	542,444	7,444	—
South Korean Won	07/27/2005	535,500	536,235	735	—
South Korean Won	08/03/2005	1,631,000	1,635,614	4,614	—
Swedish Krona	06/15/2005	12,284,000	11,856,218	—	427,782
Taiwan Dollar	05/16/2005	2,400,000	2,413,746	13,746	—
Taiwan Dollar	05/23/2005	206,464	207,661	1,197	—
Taiwan Dollar	05/24/2005	1,628,850	1,645,809	16,959	—
Taiwan Dollar	05/24/2005	943,000	937,607	—	5,393
Taiwan Dollar	06/07/2005	1,156,534	1,137,302	—	19,232
Taiwan Dollar	06/08/2005	358,974	353,652	—	5,322
Taiwan Dollar	06/13/2005	781,002	766,754	—	14,248
Taiwan Dollar	06/20/2005	1,149,000	1,154,705	5,705	—
Thailand Baht	05/03/2005	809,415	812,175	2,760	—
Thailand Baht	05/03/2005	1,706,154	1,660,093	—	46,061
Thailand Baht	05/09/2005	528,000	516,157	—	11,843
Thailand Baht	05/16/2005	206,756	202,632	—	4,124
Thailand Baht	05/18/2005	845,378	848,294	2,916	—
Thailand Baht	05/18/2005	345,465	336,597	—	8,868
Thailand Baht	05/24/2005	1,351,000	1,315,939	—	35,061
Yuan Renminbi	08/09/2005	1,101,000	1,109,999	8,999	—
Yuan Renminbi	08/09/2005	1,578,000	1,571,356	—	6,644

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$285,091,270	$281,714,235	$786,727	$4,163,762

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	06/15/2005	$4,260,000	$4,216,860	$43,140	$—
Australian Dollar	06/15/2005	4,006,000	4,084,377	—	78,377
Canadian Dollar	05/25/2005	11,700,737	11,212,689	488,048	—
Canadian Dollar	06/15/2005	23,049,887	22,565,355	484,532	—
Chilean Peso	05/04/2005	165,540	163,071	2,469	—
Chilean Peso	05/06/2005	317,836	312,983	4,853	—
Chilean Peso	05/06/2005	243,158	246,025	—	2,867
Chilean Peso	05/09/2005	704,264	700,121	4,143	—
Chilean Peso	05/10/2005	824,039	802,772	21,267	—
Chilean Peso	05/13/2005	533,000	526,621	6,379	—
Chilean Peso	05/16/2005	845,750	858,267	—	12,517
Chilean Peso	05/18/2005	755,000	752,832	2,168	—
Chilean Peso	05/24/2005	1,108,250	1,120,628	—	12,378
Chilean Peso	06/01/2005	187,228	184,588	2,640	—
Chilean Peso	06/01/2005	363,855	366,721	—	2,866
Chilean Peso	06/06/2005	533,000	525,695	7,305	—
Chilean Peso	06/06/2005	535,000	541,215	—	6,215
Chilean Peso	06/08/2005	575,000	577,131	—	2,131
Chilean Peso	06/13/2005	564,000	574,342	—	10,342
Chilean Peso	06/17/2005	564,000	571,475	—	7,475
Chilean Peso	06/22/2005	573,000	576,787	—	3,787
Chilean Peso	07/01/2005	782,145	787,757	—	5,612
Chilean Peso	07/06/2005	535,000	540,873	—	5,873
Danish Krone	05/27/2005	4,130,699	4,095,088	35,611	—
Euro	05/27/2005	164,211,668	162,648,949	1,562,719	—
Euro	06/15/2005	33,344,805	32,689,353	655,452	—
Euro	06/15/2005	6,601,689	6,624,932	—	23,243
Great Britain Pound	05/23/2005	12,420,935	12,362,066	58,869	—
Great Britain Pound	05/23/2005	1,472,138	1,480,241	—	8,103
Great Britain Pound	06/15/2005	487,496	485,253	2,243	—
Great Britain Pound	06/15/2005	15,941,868	16,097,394	—	155,526
Hungarian Forint	06/15/2005	284,850	269,081	15,769	—
Iceland Krona	06/15/2005	491,060	464,638	26,422	—
Iceland Krona	06/15/2005	536,000	539,963	—	3,963
Israeli Shekel	06/15/2005	1,353,000	1,336,121	16,879	—
Israeli Shekel	06/15/2005	810,920	811,916	—	996
Israeli Shekel	07/21/2005	1,409,420	1,409,318	102	—
Japanese Yen	05/31/2005	80,156,953	80,828,879	—	671,926
Japanese Yen	06/15/2005	8,189,748	8,134,429	55,319	—
Japanese Yen	06/15/2005	16,900,000	17,405,496	—	505,496
Mexican Peso	06/15/2005	3,066,000	3,063,307	2,693	—
Mexican Peso	06/15/2005	9,144,895	9,274,068	—	129,173
Mexican Peso	07/15/2005	3,946,500	3,976,367	—	29,867
Norwegian Krone	06/15/2005	15,785,062	15,605,578	179,484	—
Norwegian Krone	06/15/2005	4,006,000	4,037,315	—	31,315

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Polish Zloty	06/15/2005	$4,824,000	$4,444,453	$379,547	$—
Polish Zloty	06/17/2005	5,342,214	4,836,094	506,120	—
Russian Ruble	05/04/2005	828,500	833,140	—	4,640
Russian Ruble	05/17/2005	1,276,000	1,272,739	3,261	—
Singapore Dollar	06/15/2005	7,870,920	7,796,685	74,235	—
Singapore Dollar	06/15/2005	17,539,000	17,756,694	—	217,694
South African Rand	06/15/2005	2,174,751	2,137,625	37,126	—
South African Rand	06/15/2005	1,917,300	1,961,724	—	44,424
South African Rand	07/20/2005	2,147,985	2,199,823	—	51,838
South Korean Won	05/11/2005	84,316	86,879	—	2,563
South Korean Won	05/16/2005	2,646,608	2,716,698	—	70,090
South Korean Won	06/13/2005	1,228,000	1,259,182	—	31,182
Swedish Krona	06/15/2005	12,752,000	12,169,407	582,593	—
Swedish Krona	06/15/2005	4,008,000	4,019,141	—	11,141
Swedish Krona	06/22/2005	1,677,701	1,595,310	82,391	—
Swiss Franc	06/15/2005	20,616,947	20,262,637	354,310	—
Swiss Franc	06/15/2005	4,006,000	4,051,314	—	45,314
Taiwan Dollar	05/16/2005	1,846,825	1,831,824	15,001	—
Taiwan Dollar	05/16/2005	537,000	545,472	—	8,472
Taiwan Dollar	05/24/2005	1,773,000	1,786,805	—	13,805
Taiwan Dollar	06/07/2005	1,127,000	1,116,556	10,444	—
Taiwan Dollar	06/07/2005	534,500	538,000	—	3,500
Taiwan Dollar	06/08/2005	534,500	537,979	—	3,479
Taiwan Dollar	06/20/2005	940,000	931,631	8,369	—
Thailand Baht	05/03/2005	2,466,451	2,472,268	—	5,817
Thailand Baht	05/24/2005	900,000	876,551	23,449	—
Thailand Baht	05/31/2005	716,000	716,727	—	727
Yuan Renminbi	08/09/2005	1,390,000	1,398,018	—	8,018

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$542,122,913	$538,600,313	$5,755,352	$2,232,752

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Purchase	Sale
Cross Contracts (Purchase/Sale)	Date	Current Value	Current Value	Gain	Loss

Canadian Dollar/ Euro	06/15/2005	$653,376	$634,846	$—	$18,530
	06/15/2005	655,845	653,376	—	2,469
Czech Koruna/ Euro	06/15/2005	6,943,628	7,007,419	63,791	—
	06/15/2005	7,007,419	6,821,461	—	185,958
Euro/ Australian Dollar	06/15/2005	2,521,636	2,544,790	23,154	—
	06/15/2005	2,544,790	2,452,654	—	92,136
Euro/ Canadian Dollar	06/15/2005	637,534	639,094	1,560	—
	06/15/2005	618,770	637,534	18,764	—
Euro/ Czech Koruna	06/15/2005	7,614,499	8,018,639	404,140	—
	06/15/2005	8,018,639	7,805,036	—	213,603
Euro/ Great Britian Pound	06/15/2005	3,962,471	3,972,374	9,903	—
	06/15/2005	3,972,374	3,911,876	—	60,498
Euro/ Hungarian Forint	06/15/2005	5,113,817	5,316,694	202,877	—
	06/15/2005	5,316,694	5,195,201	—	121,493
Euro/ Israeli Shekel	06/15/2005	1,022,143	1,082,025	59,882	—
	06/15/2005	1,082,025	1,047,276	—	34,749
Euro/ Japanese Yen	06/15/2005	1,851,000	1,805,184	—	45,816
	06/15/2005	1,854,872	1,851,000	—	3,872
Euro/ Polish Zloty	06/15/2005	8,003,475	8,500,335	496,860	—
	06/15/2005	8,500,335	8,325,530	—	174,805
Euro/ Slovakian Koruna	06/15/2005	3,925,423	3,994,825	69,402	—
	06/15/2005	3,994,825	3,963,984	—	30,841
Euro/South African Rand	06/15/2005	2,057,209	2,134,139	76,930	—
	06/15/2005	2,134,139	2,057,729	—	76,410
Great Britian Pound/ Euro	06/15/2005	1,994,593	2,018,037	23,444	—
	06/15/2005	2,018,037	2,006,336	—	11,701
Hungarian Forint/ Euro	06/15/2005	2,280,639	2,339,331	58,692	—
	06/15/2005	2,339,331	2,224,490	—	114,841
Japanese Yen/ Euro	06/15/2005	2,905,900	2,943,599	37,699	—
	06/15/2005	2,868,194	2,905,900	37,706	—
Polish Zloty/ Euro	06/15/2005	6,967,537	7,128,053	160,516	—
	06/15/2005	7,128,053	6,658,203	—	469,850
Slovakian Koruna/ Euro	06/15/2005	4,038,149	4,126,194	88,045	—
	06/15/2005	4,126,194	3,987,243	—	138,951
South African Rand/ Euro	06/15/2005	1,456,822	1,488,670	31,848	—
	06/15/2005	1,434,097	1,456,822	22,725	—

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/ SALE)		$129,564,484	$129,655,899	$1,887,938	$1,796,523

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 92.5%

Aerospace – 2.3%
Aero Invest 1 S.A. (CCC+/ B2)(a)(b)
EUR 2,000,000	10.68%	03/01/2015	$2,502,924
Argo-Tech Corp. (B/ B3)
USD 3,000,000	9.25	06/01/2011	3,210,000
Aspropulsion Capital B.V. (CCC+/ B2)
EUR 5,000,000	9.63	10/01/2013	7,238,535
BE Aerospace, Inc. (B+/ B3)
USD 1,000,000	8.50	10/01/2010	1,075,000
BE Aerospace, Inc. (B-/ Caa2)
1,000,000	8.00	03/01/2008	995,000
2,000,000	8.88	05/01/2011	2,015,000
K&F Acquisition, Inc. (B-/ Caa1)(a)
7,000,000	7.75	11/15/2014	6,912,500
K&F Parent, Inc. (B-/ Caa2)(a)(b)(c)
1,000,000	11.50	02/01/2007	992,500
MTU Aero Engines (B/ B2)
EUR 3,750,000	8.25	04/01/2014	5,501,286
Sequa Corp. (BB-/ B1)
USD 4,000,000	9.00	08/01/2009	4,260,000
Standard Aero Holdings, Inc. (B-/ Caa1)(a)
3,000,000	8.25	09/01/2014	3,105,000
TD Funding Corp. (B-/ B3)
4,000,000	8.38	07/15/2011	4,040,000
Vought Aircraft Industries, Inc. (B-/ B2)
2,000,000	8.00	07/15/2011	1,890,000

			$43,737,745

Airlines – 0.3%
Continental Airlines, Inc. (B/ B3)
USD 3,000,000	7.57%	12/01/2006	$2,415,000
Delta Air Lines, Inc. (C/ Ca)
1,000,000	7.90	12/15/2009	325,000
Delta Air Lines, Inc. (C/ Caa2)
2,000,000	10.00	08/15/2008	700,000
Northwest Airlines Corp. (CCC+/ Caa1)
3,000,000	10.00	02/01/2009	1,500,000

			$4,940,000

Automotive Parts – 3.7%
Accuride Corp. (B-/ Caa1)(a)
USD 3,000,000	8.50%	02/01/2015	$2,835,000
Advanced Accesory Systems (CCC-/ B3)
3,500,000	10.75	06/15/2011	2,485,000
Affinia Group, Inc. (B/ Caa1)(a)
3,500,000	9.00	11/30/2014	3,115,000
Allied Holdings, Inc. (CCC+/ Caa1)
1,562,000	8.63	10/01/2007	937,200
Dana Corp. (BBB-/ Ba2)
1,000,000	9.00	08/15/2011	980,000
Delco Remy International, Inc. (CCC+/ Caa1)
1,000,000	9.38(c )	04/15/2008	820,000
3,250,000	11.00	05/01/2009	2,957,500
Federal-Mogul Corp. (Caa3)(d)
2,375,000	7.50	01/15/2009	558,125
Foamex LP (B-/ B3)
3,000,000	10.75	04/01/2009	2,490,000
Foamex LP (CCC+/ Caa2)
USD 1,500,000	9.88	06/15/2007	787,500
Keystone Automotive Operations, Inc. (B-/ B3)
4,000,000	9.75	11/01/2013	4,000,000
LucasVarity PLC
GBP 3,400,000	10.88	07/10/2020	7,716,529
Navistar International Corp. (BB-/ Ba3)
USD 2,750,000	9.38	06/01/2006	2,832,500
Schefenacker AG (CCC+/ Caa1)
EUR 2,750,000	9.50	02/11/2014	2,371,022
Stoneridge, Inc. (B+/ B1)
USD 2,000,000	11.50	05/01/2012	2,120,000
Teksid Aluminium (CCC-/ Caa1)
EUR 4,000,000	11.38	07/15/2011	4,117,922
Tenneco Automotive, Inc. (B-/ B2)
USD 2,000,000	10.25	07/15/2013	2,185,000
Tenneco Automotive, Inc. (B-/ B3)(a)
1,750,000	8.63	11/15/2014	1,614,375
The Goodyear Tire & Rubber Co. (B-/ B3)(a)
3,000,000	12.25	03/01/2011	3,270,000
The Goodyear Tire & Rubber Co. (B-/ B3)
5,000,000	7.86	08/15/2011	4,500,000
TRW Automotive, Inc. (BB-/ B1)
3,250,000	11.00	02/15/2013	3,493,750
EUR 4,013,000	11.75	02/15/2013	5,887,110
TRW Automotive, Inc. (BB-/ Ba3)
USD 1,250,000	9.38	02/15/2013	1,281,250
United Components, Inc. (B/ B3)
5,500,000	9.38	06/15/2013	5,060,000

			$68,414,783

Building Materials – 4.9%
ACIH, Inc. (CCC+/ B3)(a)(e)
USD 2,125,000	0.00/11.50%	12/15/2012	$1,445,000
Associated Materials, Inc. (B-/ Caa2)(e)
9,000,000	0.00/11.25	03/01/2014	6,210,000
Carmeuse Lime B.V. (B+/ Ba3)
EUR 8,000,000	10.75	07/15/2012	11,839,025
Culligan Finance Corp. B.V. (B-/ B3)(c)
2,875,000	8.00	10/01/2009	3,764,440
FIMEP/ Legrand S.A. (BB-/ B1)
USD 9,750,000	10.50	02/15/2013	10,968,750
EUR 4,750,000	11.00	02/15/2013	7,327,408
Goodman Global Holding Company, Inc. (B-/ Caa1)(a)
USD 2,750,000	7.88	12/15/2012	2,440,625
Grohe Holdings (B-/ B3)
EUR13,500,000	8.63	10/01/2014	17,111,896
Heating Finance PLC (B/ B2)(c)
GBP 1,750,000	7.88	04/01/2008	3,103,967
Interface, Inc. (CCC/ Caa3)
USD 2,000,000	9.50	02/01/2014	1,970,000
Jacuzzi Brands, Inc. (B/ B3)
3,000,000	9.63	07/01/2010	3,210,000
Legrand S.A. (BB-/ Ba3)
5,050,000	8.50	02/15/2025	6,034,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Building Materials – (continued)
Nortek, Inc. (CCC+/ Caa1)(c)
USD 6,500,000	8.50%	09/01/2009	$5,752,500
Texas Industries, Inc. (BB-/ B1)
4,000,000	10.25	06/15/2011	4,490,000
USG Corp. (Caa3)(d)
2,000,000	8.50	08/01/2005	2,620,000
USG Corp.(d)
1,500,000	9.25	09/15/2049	1,995,000
Werner Holdings Co., Inc. (CCC-/ Caa2)
3,000,000	10.00	11/15/2007	2,040,000

			$92,323,361

Capital Goods – 3.4%
Altra Industrial Motion, Inc. (CCC+/ B3)(a)
USD 2,250,000	9.00%	12/01/2011	$2,233,125
Coleman Cable, Inc. (B-/ B3)(a)
750,000	9.88	10/01/2012	701,250
Columbus Mckinnon Corp. (B-/ B3)
2,750,000	10.00	08/01/2010	2,976,875
Dresser, Inc. (B/ B2)
4,000,000	9.38	04/15/2011	4,260,000
Dresser-Rand Group, Inc. (B-/ B3)(a)
2,000,000	7.38	11/01/2014	1,950,000
Flender Holdings GMBH (B-/ B2)
EUR 6,500,000	11.00	08/01/2010	10,037,435
Flowserve Corp. (B/ B2)
USD 2,250,000	12.25	08/15/2010	2,430,000
Flowserve Finance B.V. (B/ B2)
EUR 953,000	12.25	08/15/2010	1,324,478
General Binding Corp. (B-/ Caa1)
USD 5,500,000	9.38	06/01/2008	5,527,500
General Cable Corp. (B/ B2)
2,500,000	9.50	11/15/2010	2,656,250
Luxfer Holdings PLC (CCC+/ Caa2)
GBP 1,750,000	10.15	05/01/2009	2,770,207
Metaldyne Corp. (CCC+/ Caa1)
USD 3,000,000	11.00	06/15/2012	2,250,000
Mueller Holdings, Inc. (B-)(e)
8,000,000	0.00/14.75	04/15/2014	5,320,000
NMHG Holding Co. (B+/ B3)
3,750,000	10.00	05/15/2009	4,031,250
Rexnord Corp. (B-/ B3)
11,250,000	10.13	12/15/2012	12,037,500
Terex Corp. (B/ B3)
1,000,000	10.38	04/01/2011	1,085,000
2,000,000	9.25	07/15/2011	2,165,000
Thermadyne Holdings Corp.(d)
4,000,000	12.50	06/01/2008	—

			$63,755,870

Chemicals – 8.5%
Avecia Group PLC (CC/ Caa3)(a)
USD 54,000	11.00%	07/01/2009	$50,760
BCP Crystal Holdings Corp. (B-/ B3)(c)
650,000	9.63	06/15/2009	716,625
Borden United States Finance/ Nova Scotia (B-/B3)(a)
USD 2,750,000	9.00	07/15/2014	2,756,875
Compass Minerals International, Inc. (B-/ B1)(e)
8,750,000	0.00/12.75	12/15/2012	7,525,000
Compass Minerals International, Inc. (B-/ B3)(e)
7,750,000	0.00/12.00	06/01/2013	6,510,000
Crompton Corp. (B/ B1)(c)
2,500,000	9.88	08/01/2008	2,831,250
Crystal US Holdings (B-/ Caa2)(a)(e)
650,000	0.00/10.00	10/01/2014	422,500
7,637,000	0.00/10.50	10/01/2014	4,964,050
Dynea International Oy (CCC/ Caa2)
EUR 6,500,000	12.25	08/15/2010	8,573,642
Equistar Chemical/ Funding (BB-/ B2)
USD 3,000,000	10.63	05/01/2011	3,322,500
Equistar Chemicals LP (BB-/ B2)
2,750,000	10.13	09/01/2008	3,031,875
2,000,000	7.55	02/15/2026	1,930,000
Ethyl Corp. (B+/ B2)
4,250,000	8.88	05/01/2010	4,473,125
Hercules, Inc. (BB-/ Ba2)
2,500,000	11.13	11/15/2007	2,825,000
Huntsman Advanced Materials LLC (BB-/ Ba3)(a)
5,000,000	11.00	07/15/2010	5,712,500
Huntsman ICI Chemicals (B3)
EUR 2,715,000	10.13	07/01/2009	3,633,551
Huntsman ICI Holdings LLC (B+/ B2)
USD 2,000,000	9.88	03/01/2009	2,150,000
Huntsman International LLC (B/ B3)
EUR 2,875,000	10.13	07/01/2009	3,847,683
IMC Global, Inc. (B+/ B1)
USD 26,000	7.63	11/01/2005	26,162
IMC Global, Inc. (BB/ Ba3)
4,500,000	10.88	08/01/2013	5,287,500
Invista (B+/ B1)(a)
5,000,000	9.25	05/01/2012	5,350,000
ISP Chemco, Inc. (BB-/ B1)
2,500,000	10.25	07/01/2011	2,706,250
Kraton Polymers LLC (B-/ Caa1)(a)
5,750,000	8.13	01/15/2014	5,361,875
LBC Luxembourg (CCC+/ Caa1)
EUR 3,250,000	11.00	05/15/2014	4,328,644
Lucite International Finance PLC (B+/ B2)
7,250,000	10.25	05/15/2010	9,796,150
Lyondell Chemical Co. (BB-/ B1)
USD 1,500,000	9.50	12/15/2008	1,597,500
4,000,000	10.50	06/01/2013	4,600,000
Polymer Holdings LLC (B-/ Caa2)(a)(e)
3,000,000	0.00/12.00	07/15/2014	1,912,500
PQ Corp. (B-/ B3)(a)(c)
USD 3,000,000	7.50	02/15/2009	2,865,000
Rhodia S.A. (CCC+/ B3)
EUR 2,000,000	8.00	06/01/2010	2,457,885
USD 2,000,000	10.25	06/01/2010	2,120,000

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Chemicals – (continued)
Rhodia S.A. (CCC+/ Caa1)
USD 3,500,000	8.88%	06/01/2011	$3,342,500
EUR 9,000,000	9.25	06/01/2011	10,655,123
Rockwood Specialties, Inc. (B-/B3)
USD5,000,000	10.63	05/15/2011	5,506,250
EUR10,500,000	7.63 (a)	11/15/2014	13,444,371
Royster-Clark, Inc. (B-/ Caa1)
USD 2,250,000	10.25	04/01/2009	2,255,625
United Agri Products, Inc. (B/ B1)(c)
1,808,000	8.25	12/15/2007	1,762,800
Vanguard Health Holding Co. II (CCC+/ Caa1)(c)
2,000,000	9.00	10/01/2009	2,105,000
Witco Corp. (B+/ Ba3)
7,000,000	7.75	04/01/2023	6,982,500

			$159,740,571

Conglomerates – 3.6%
ABB International Finance Ltd. (BB-/ Ba2)
USD 2,500,000	4.63%	05/16/2007	$2,559,375
Blount, Inc. (B-/ Caa1)
3,750,000	8.88	08/01/2012	3,862,500
Bombardier, Inc. (BB/ Ba2)(a)
5,000,000	6.75	05/01/2012	4,500,000
Britax Group PLC (B-/ B2)
EUR 4,125,000	11.25	05/15/2011	5,832,449
Britax Group PLC (B-/ B3)(f)
20,000,000	0.00	02/02/2012	7,154,889
Invensys PLC (B-/ B3)
USD 1,000,000	6.50	01/15/2010	880,000
3,000,000	6.50 (a)	01/15/2010	2,842,500
5,000,000	9.88 (a)	03/15/2011	4,962,500
Mark IV Industries, Inc. (B/ Caa1)
10,007,000	7.50	09/01/2007	9,531,668
Noma Luxembourg S.A. (B-/ B3)
EUR 2,000,000	9.75	07/15/2011	2,676,649
Park-Ohio Industries, Inc. (CCC+/ Caa1)(a)
USD 4,000,000	8.38	11/15/2014	3,400,000
Polypore International, Inc. (CCC+/ Caa1)(a)(e)
3,250,000	0.00/10.50	10/01/2012	1,722,500
Polypore, Inc. (CCC+/ Caa1)
EUR 4,000,000	8.75	05/15/2012	3,832,335
The Manitowoc Co., Inc. (B/ B2)
4,500,000	10.38	05/15/2011	6,384,388
Trimas Corp. (B-/ B3)
USD 7,250,000	9.88	06/15/2012	7,141,250

			$67,283,003

Consumer Cyclical Services – 2.5%
APCOA, Inc. (CCC+/ Caa3)
USD 3,000,000	9.25%	03/15/2008	$2,940,000
Ashtead Holdings (B-/ B2)
GBP 2,500,000	12.00	05/01/2014	5,399,759
Brickman Group Ltd. (B/ B2)
USD 2,000,000	11.75	12/15/2009	2,265,000
H&E Equipment Services LLC (B-/ B3)
2,250,000	11.13	06/15/2012	2,475,000
Interline Brands, Inc. (B/ B3)
USD 3,250,000	11.50	05/15/2011	3,640,000
MSX International, Inc. (B-/ B3)
1,000,000	11.00	10/15/2007	1,000,000
MSX International, Inc. (CCC+/ Caa1)
1,000,000	11.38	01/15/2008	790,000
Ray Acquisition SCA (CCC+/ Caa1)(a)(c)
EUR14,500,000	9.38	03/16/2010	17,259,883
United Rentals North America, Inc. (B+/ B2)
USD 4,000,000	7.75	11/15/2013	3,700,000
2,750,000	7.00	02/15/2014	2,461,250
Wesco Distribution, Inc. (B/ B2)
2,813,000	9.13	06/01/2008	2,862,227
Williams Scotsman, Inc. (B-/ B3)
2,750,000	9.88	06/01/2007	2,708,750

			$47,501,869

Consumer Products – 4.5%
Ames True Temper (CCC+/ Caa1)
USD 4,000,000	10.00%	07/15/2012	$3,320,000
Bear Creek Corp. (B-/ B3)(a)(c)
2,750,000	9.00	03/01/2009	2,695,000
Bombardier Recreational Products, Inc. (B-/ B3)
6,000,000	8.38	12/15/2013	6,240,000
Briggs & Stratton Corp. (BBB-/ Ba1)
2,500,000	8.88	03/15/2011	2,875,000
FTD Group, Inc. (B-/ B3)
2,194,000	7.75	02/15/2014	2,188,515
Jafra Cosmetics International, Inc. (B-/ B3)
1,303,000	10.75	05/15/2011	1,459,360
Johnsondiversey Holdings, Inc. (B/ Caa1)(e)
5,000,000	0.00/10.67	05/15/2013	4,025,000
Johnsondiversey, Inc. (B/ B3)
4,000,000	9.63	05/15/2012	4,835,334
Jostens Holding Corp. (B-/ Caa2)(e)
4,750,000	0.00/10.25	12/01/2013	3,396,250
Leiner Health Products, Inc. (CCC+/ B3)(c)
1,000,000	11.00	06/01/2008	1,050,000
Norcross Safety Products (B-/ B3)
4,250,000	9.88	08/15/2011	4,547,500
NSP Holdings (B-/ Caa1)(a)(b)
1,500,000	11.75	01/01/2012	1,526,250
Playtex Products, Inc. (CCC+/ Caa2)
6,500,000	9.38	06/01/2011	6,776,250
Prestige Brands, Inc. (B-/ Caa1)
2,100,000	9.25	04/15/2012	2,199,750
Rayovac Corp. (B-/ B3)(a)(c)
6,000,000	7.38	02/01/2010	5,745,000
Reddy Ice Holdings, Inc. (B-/ Caa1)(a)(e)
3,500,000	0.00/10.50	11/01/2012	2,485,000
Remington Arms Co., Inc. (CCC+/ B3)
2,500,000	10.50	02/01/2011	2,375,000
Safilo Capital International S.A. (CCC+/ Caa2)
EUR13,375,000	9.63	05/15/2013	17,211,627
Simmons Bedding Co. (B-/ Caa2)(a)(e)
USD 3,750,000	0.00/10.00	12/15/2014	2,156,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Consumer Products – (continued)
Texon International PLC
DEM 2,250,000	10.00%	02/01/2010	$296,080
Vertrue, Inc. (B/ B2)
USD 3,000,000	9.25	04/01/2014	2,985,000
WH Holdings (B+/ B2)
3,600,000	9.50	04/01/2011	3,888,000

			$84,276,166

Defense – 0.4%
Alliant Techsystems, Inc. (B/ B2)
USD 1,500,000	8.50%	05/15/2011	$1,593,750
Heckler Koch GMBH (B/ B-)
EUR 2,000,000	9.25	07/15/2011	2,818,203
L-3 Communications Corp. (BB+/ Ba3)
USD 3,500,000	6.13	01/15/2014	3,421,250

			$7,833,203

Electric – 4.5%
AES Corp. (B-/ B1)
USD 5,250,000	9.50%	06/01/2009	$5,683,125
5,250,000	9.38	09/15/2010	5,722,500
Allegheny Energy Supply Co. LLC (B/ B2)(a)
5,750,000	8.25	04/15/2012	6,123,750
Calpine Canada Energy Finance (CCC/ Caa1)
7,750,000	8.50	05/01/2008	3,855,625
Calpine Corp. (B-)(a)
3,000,000	8.75	07/15/2013	2,047,500
1,750,000	9.88	12/01/2011	1,190,000
Calpine Corp. (CCC/ Caa1)
1,250,000	8.63	08/15/2010	612,500
3,000,000	8.50	02/15/2011	1,440,000
Dynegy Holdings, Inc. (B-/ B3)(a)
5,000,000	10.13	07/15/2013	5,137,500
Dynegy Holdings, Inc. (CCC+/ Caa2)
3,500,000	8.75	02/15/2012	3,123,750
1,500,000	7.13	05/15/2018	1,117,500
Edison Mission Energy (B+/ B1)
1,500,000	10.00	08/15/2008	1,627,500
1,000,000	9.88	04/15/2011	1,122,500
Elwood Energy LLC (B+/ Ba2)
2,630,430	8.16	07/05/2026	2,959,234
Ipalco Enterprises, Inc. (BB-/ Ba1)
2,000,000	8.63	11/14/2011	2,275,000
Midwest Generation LLC (B/ B1)(c)
3,000,000	8.75	05/01/2014	3,255,000
Midwest Generation LLC (B+/ B1)
1,000,000	8.30	07/02/2009	1,050,000
5,000,000	8.56%	01/02/2016	5,450,000
Mirant Americas Generation LLC (Caa3)(d)
2,500,000	7.63	05/01/2006	2,850,000
Mirant Mid-Atlantic LLC (B3)(d)
2,170,393	9.13	06/30/2017	2,490,526
Noteco Ltd. (Drax) A2(i)
GBP 1,521,000	8.18	06/15/2015	7,107,083
Noteco Ltd. (Drax) A3(i)
287,000	9.18	06/30/2020	—
NRG Energy, Inc. (B/ B1)(a)
USD 2,738,000	8.00	12/15/2013	2,772,225
Portland General Electric (BBB+/ Baa2)
5,000,000	9.31	08/11/2021	6,331,655
Reliant Resources, Inc. (B+/ B1)
3,000,000	9.25	07/15/2010	3,060,000
1,750,000	9.50	07/15/2013	1,802,500
South Point Energy Center LLC (B-/ B2)(a)
1,390,594	8.40	05/30/2012	1,265,441
4,000,000	9.83	05/30/2019	3,180,000

			$84,652,414

Energy – 1.9%
Aker Kvaerner ASA (B2)
EUR 3,750,000	8.38%	06/15/2011	$5,428,901
AmeriGas Partners LP (BB-/ B2)
USD 2,000,000	8.88	05/20/2011	2,188,000
El Paso Production Holding Co. (B-/ B3)
8,000,000	7.75	06/01/2013	7,980,000
Grant Prideco Escrow, Inc. (BB-/ Ba3)
500,000	9.00	12/15/2009	545,000
Grant Prideco, Inc. (BB-/ Ba3)
1,500,000	9.63	12/01/2007	1,635,000
Inergy LP (B-/ B1)(a)
2,000,000	6.88	12/15/2014	1,900,000
Paramount Resources Ltd. (CCC/ B3)(c)
1,523,000	8.50	01/31/2007	1,507,770
Peabody Energy Corp. (BB-/ Ba3)
2,500,000	6.88	03/15/2013	2,581,250
Premcor Refining Group, Inc. (B/ B2)
2,500,000	7.75	02/01/2012	2,687,500
Tesoro Petroleum Corp. (BB-/ B2)
5,000,000	9.63	04/01/2012	5,525,000
Vintage Petroleum, Inc. (B/ B1)
1,500,000	7.88	05/15/2011	1,567,500
Vintage Petroleum, Inc. (BB-/ Ba3)
2,000,000	8.25	05/01/2012	2,130,000

			$35,675,921

Entertainment – 1.5%
Imax Corp. (B-/ B3)
USD 1,250,000	9.63%	12/01/2010	$1,312,500
Marquee, Inc. (B-/ B2)(a)
1,875,000	8.63	08/15/2012	1,931,250
Six Flags, Inc. (CCC/ Caa1)
3,750,000	9.75	04/15/2013	3,281,250
Universal City Development Partners (B-/ B2)
8,750,000	11.75	04/01/2010	9,887,500
Warner Music Group (B-/ B3)(c)
5,000,000	7.38	04/15/2009	4,981,250
WMG Holdings Corp. (B-/ Caa2)(a)
1,500,000	9.76	12/15/2009	1,490,625
WMG Holdings Corp. (B-/ Caa2)(a)(e)
7,000,000	0.00/9.50	12/15/2014	4,786,250

			$27,670,625

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
April 30, 2005 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Environmental – 0.9%
Allied Waste North America, Inc. (BB-/ B2)
USD 2,375,000	8.88%		04/01/2008	$2,434,375
1,500,000	8.50		12/01/2008	1,528,125
3,500,000	7.25	(a)(c)	03/15/2010	3,185,000
2,000,000	6.50		11/15/2010	1,885,000
2,250,000	7.88		04/15/2013	2,182,500
1,750,000	6.13		02/15/2014	1,518,125
Waste Services (CCC/ Ca)(a)
3,125,000	9.50		04/15/2014	3,117,187

				$15,850,312

Finance – 0.4%
Refco Finance Holdings LLC (B/ B3)(a)
USD 7,250,000	9.00%		08/01/2012	$7,830,000

Food – 4.2%
American Seafoods Group LLC (B-/ B3)
USD 4,000,000	10.13%		04/15/2010	$4,280,000
Barry Callebaut Services N.V. (BB-/ B1)
EUR 3,000,000	9.25		03/15/2010	4,285,212
Burns Philp Capital Party Ltd. (B/ B3)
USD 4,000,000	10.75		02/15/2011	4,440,000
3,000,000	9.75		07/15/2012	3,270,000
Dole Food Co. (B+/ B2)
3,000,000	8.63		05/01/2009	3,157,500
3,000,000	8.88		03/15/2011	3,165,000
Domino’s, Inc. (B-/ B2)
4,011,000	8.25		07/01/2011	4,171,440
Eagle Family Foods (CCC/ Caa2)
3,500,000	8.75		01/15/2008	2,905,000
Land O’ Lakes, Inc. (B/ B2)
1,000,000	9.00		12/15/2010	1,040,000
Land O’ Lakes, Inc. (B-/ B3)
6,000,000	8.75		11/15/2011	5,820,000
Landry’s Restaurants, Inc. (B/ B2)(a)
9,000,000	7.50		12/15/2014	8,595,000
Michael Foods, Inc. (B-/ B3)
4,250,000	8.00		11/15/2013	4,313,750
New World Pasta Co. (Caa3)(d)
3,000,000	9.25		02/15/2009	180,000
Parmalat Finance Corp. B.V.(d)
EUR 9,750,000	6.13		09/29/2010	2,953,164
Pinnacle Foods Holding Corp. (B-/ B3)(c)
USD 4,000,000	8.25		12/01/2008	3,380,000
Swift & Co. (B/ B2)
5,000,000	12.50		01/01/2010	5,550,000
Swift & Co. (B+/ B1)
3,000,000	10.13		10/01/2009	3,225,000
United Biscuits Finance (CCC+/ B3)
EUR 5,500,000	10.63		04/15/2011	7,254,620
GBP 3,000,000	10.75		04/15/2011	5,635,775

				$77,621,461

Gaming – 3.6%
Ameristar Casinos, Inc. (B+/ B2)
USD 4,000,000	10.75%		02/15/2009	$4,350,000
Boyd Gaming Corp. (B+/ B1)
USD 2,000,000	8.75		04/15/2012	2,160,000
Caesars Entertainment, Inc. (BB+/ Ba1)
1,500,000	7.50		09/01/2009	1,631,250
Chukchansi Economic Development Authority(a)
2,000,000	14.50		06/15/2009	2,430,000
Circus & Eldorado (B+/ B1)
3,500,000	10.13		03/01/2012	3,762,500
Inn of the Mountain Gods (B/ B3)
5,000,000	12.00		11/15/2010	5,862,500
Kerzner International Ltd. (B/ B2)
3,750,000	8.88		08/15/2011	4,003,125
Mandalay Resort Group (B+/ Ba3)
3,250,000	10.25		08/01/2007	3,566,875
2,000,000	9.38		02/15/2010	2,200,000
Mandalay Resort Group (BB/ Ba2)
250,000	6.45		02/01/2006	255,000
MGM Mirage, Inc. (B+/ Ba3)
5,125,000	8.38		02/01/2011	5,458,125
Mirage Resorts, Inc. (BB/ Ba2)
3,125,000	7.25		08/01/2017	3,195,312
Mohegan Tribal Gaming Authority (B+/ Ba3)
3,000,000	8.00		04/01/2012	3,180,000
MTR Gaming Group, Inc. (B+/ B2)
3,000,000	9.75		04/01/2010	3,270,000
Park Place Entertainment Corp. (BB-/ Ba2)
6,125,001	7.88		03/15/2010	6,706,875
2,500,000	8.13		05/15/2011	2,800,000
Pinnacle Entertainment, Inc. (B-/ Caa1)
2,000,000	8.25		03/15/2012	1,960,000
Poster Financial Group, Inc. (B/ B2)
2,000,000	8.75		12/01/2011	2,030,000
River Rock Entertainment (B+/ B2)
2,000,000	9.75		11/01/2011	2,145,000
Station Casinos, Inc. (B+/ B1)
2,500,000	6.88		03/01/2016	2,500,000
Wynn Las Vegas LLC Corp. (B+/ B2)(a)
5,000,000	6.63		12/01/2014	4,637,500

				$68,104,062

Health Care – 5.0%
Alliance Imaging, Inc. (B-/ B3)(a)
USD 3,000,000	7.25%		12/15/2012	$2,865,000
AmeriPath, Inc. (B-/ Caa1)
6,000,000	10.50		04/01/2013	6,000,000
Biovail Corp. (BB-/ B2)
3,000,000	7.88		04/01/2010	2,985,000
CDRV Investors, Inc. (B-/ Caa2)(a)(e)
12,500,000	0.00/9.63		01/01/2015	6,500,000
Dade Behring, Inc. (BB+/ Ba3)
561,832	11.91		10/03/2010	609,588
Davita, Inc. (B/ B3)(a)(c)
4,000,000	7.25		03/15/2010	3,920,000
Medical Device Manufacturing, Inc. (B-/ Caa1)(c)
2,000,000	10.00		07/15/2012	2,155,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Health Care – (continued)
NDCHealth Corp. (CCC+/ B3)
USD 3,500,000	10.50%	12/01/2012	$3,675,000
NYCO Holdings 2 APS (CCC+/ B3)
EUR 9,000,000	11.50	03/31/2013	13,087,270
3,132,845	16.00	09/30/2013	4,031,503
Nycomed S.A.(a)
2,000,000	11.75	09/15/2013	2,432,148
PerkinElmer, Inc. (BB-/ Ba3)
USD 8,000,000	8.88	01/15/2013	8,880,000
Psychiatric Solutions, Inc. (B-/ B3)
1,666,000	10.63	06/15/2013	1,838,848
Quintiles Transnational Corp. (B/ B3)
6,000,000	10.00	10/01/2013	6,480,000
Select Medical Corp. (B-/ B3)(a)(c)
2,500,000	7.63	02/01/2015	2,450,000
Senior Housing Properties Trust (BB+/ Ba2)
3,000,000	7.88	04/15/2015	3,150,000
Service Corp. International (BB/ Ba3)
500,000	6.88	10/01/2007	506,875
1,000,000	7.70	04/15/2009	1,033,750
Sybron Dental Specialties, Inc. (BB-/ B1)
4,000,000	8.13	06/15/2012	4,230,000
Tenet Healthcare Corp. (B/ B3)
9,250,000	7.38	02/01/2013	8,695,000
US Oncology, Inc. (B-/ B2)(c)
4,000,000	9.00	08/15/2008	4,180,000
Vanguard Health Holding Co. I (CCC+/ Caa2)(c)(e)
2,500,000	0.00/11.25	10/01/2009	1,700,000
Ventas Realty LP (BB/ Ba3)
2,000,000	9.00	05/01/2012	2,230,000

			$93,634,982

Home Construction – 0.1%
Standard Pacific Corp. (B+/ Ba3)
USD 1,000,000	9.25%	04/15/2012	$1,115,000

Lodging – 0.9%
Cornell Co., Inc. (B-/ B3)
USD 1,500,000	10.75%	07/01/2012	$1,560,000
Corrections Corp. of America (BB-/ B1)
2,000,000	7.50	05/01/2011	2,062,500
Gaylord Entertainment Co. (B-/ B3)
3,000,000	8.00	11/15/2013	3,015,000
Host Marriott LP (B+/ Ba3)
1,875,000	9.50	01/15/2007	1,987,500
198,000	7.88	08/01/2008	201,960
4,999,999	7.13	11/01/2013	5,050,000
Starwood Hotels & Resorts Worldwide, Inc. (BB+/ Ba1)
1,000,000	7.88	05/01/2012	1,093,750
2,000,000	7.38	11/15/2015	2,137,500

			$17,108,210

Media – Broadcast Towers – 0.5%
American Tower Corp. (CCC/ B3)
USD 859,000	9.38%	02/01/2009	$898,729
American Tower Escrow Corp. (CCC/ B2)(f)
USD 2,750,000	0.00	08/01/2008	2,076,250
Crown Castle International Corp. (CCC+/ B3)
6,000,000	7.50	12/01/2013	6,420,000

			$9,394,979

Media – Broadcasting & Radio – 0.3%
Clear Channel Communications, Inc. (BBB-/ Baa3)
USD 3,000,000	8.00%	11/01/2008	$3,240,420
Radio One, Inc. (B/ B2)(a)
2,000,000	6.38	02/15/2013	1,940,000

			$5,180,420

Media – Cable – 4.8%
Adelphia Communications Corp. (Ca)(c)(d)
USD 2,000,000	3.25%	05/01/2007	$130,000
Adelphia Communications Corp. (Caa2)(d)
2,000,000	9.38	11/15/2009	1,775,000
2,000,000	10.25	06/15/2011	1,810,000
Atlantic Broadband Finance LLC (CCC+/ Caa1)(a)
4,250,000	9.38	01/15/2014	3,995,000
Cablevision Systems New York Group (B+/ B3)(a)
4,000,000	8.00	04/15/2012	3,990,000
Century Communications Corp. (Ca)(d)(f)
2,750,000	0.00	01/15/2008	1,581,250
Charter Communications Holdings II (CCC-/ Caa1)
4,000,000	10.25	09/15/2010	4,000,000
Charter Communications Holdings LLC (CCC-/ Ca)
7,000,000	10.75	10/01/2009	5,302,500
3,500,000	9.63	11/15/2009	2,572,500
750,000	11.34	01/15/2010	592,500
3,250,000	9.92	04/01/2011	2,307,500
6,000,000	0.00/11.75 (e)	05/15/2011	3,825,000
CSC Holdings, Inc. (BB-/ B1)
7,250,000	8.13	07/15/2009	7,485,625
FrontierVision Holdings LP (Caa1)(d)
3,000,000	11.00	10/15/2006	3,975,000
5,000,000	11.88	09/15/2007	6,750,000
Mediacom Broadband LLC (B/ B2)
1,500,000	11.00	07/15/2013	1,575,000
Mediacom LLC (B/ B3)
3,000,000	9.50	01/15/2013	2,872,500
Ono Finance PLC (CCC/ Caa2)
EUR 2,500,000	14.00	07/15/2010	3,490,582
3,500,000	10.50	05/15/2014	4,684,136
Tele Columbus AG & Co. (B-/ B3)
7,500,000	9.38	04/15/2012	9,458,352
Telenet Communications N.V. (B-/ B3)
2,750,000	9.00	12/15/2013	3,875,029
Telenet Group Holding N.V. (CCC+/ Caa2)(a)(e)
17,000,000	0.00/11.50	06/15/2014	12,750,000

			$88,797,474

Media – Non Cable – 1.0%
DIRECTV Holdings LLC (BB-/ Ba2)
USD 5,000,000	8.38%	03/15/2013	$5,412,500

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
April 30, 2005 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Media – Non Cable – (continued)
Echostar DBS Corp. (BB-/ Ba3)
USD 4,500,000	6.38%		10/01/2011	$4,432,500
Lamar Media Corp. (B/ Ba3)
2,500,000	7.25		01/01/2013	2,575,000
500,000	7.25	(a)	01/01/2013	440,000
PanAmSat Corp. (B+/ B1)(c)
3,250,000	9.00		08/15/2009	3,396,250
PanAmSat Holding Corp. (B+/ B3)(a)(c)(e)
2,750,000	0.00/10.38		11/01/2009	1,753,125

				$18,009,375

Metals – 1.5%
AK Steel Corp. (B+/ B1)
USD 500,000	7.88%		02/15/2009	$463,750
4,000,000	7.75		06/15/2012	3,560,000
Almatis Holdings B.V. (B-/ B3)
EUR 1,500,000	9.00		07/15/2012	2,135,078
Earle M Jorgensen Co. (B/ B2)
USD 2,250,000	9.75		06/01/2012	2,385,000
Novelis, Inc. (B/ B1)(a)
2,250,000	7.25		02/15/2015	2,165,625
OM Group, Inc. (B-/ Caa1)
6,000,000	9.25		12/15/2011	6,105,000
UCAR Finance, Inc. (B-/ B2)
8,000,000	10.25		02/15/2012	8,480,000
Wolverine Tube, Inc. (B/ B3)
2,000,000	10.50		04/01/2009	2,040,000

				$27,334,453

Packaging – 4.2%
Consolidated Container Co. LLC (CCC/ B3)(e)
USD 1,500,000	0.00/10.75%		06/15/2009	$1,215,000
Consolidated Container Co. LLC (CCC/ Caa2)
4,250,000	10.13		07/15/2009	3,718,750
Constar International, Inc. (B-/ Caa1)
3,000,000	11.00		12/01/2012	2,647,500
Crown Euro Holdings S.A. (B/ B2)
5,000,000	10.88		03/01/2013	5,750,000
Crown Euro Holdings S.A. (B+)
EUR 7,000,000	10.25		03/01/2011	10,066,388
Crown Euro Holdings S.A. (B+/ B1)
USD 2,000,000	9.50		03/01/2011	2,190,000
Gerresheimer Holdings GMBH(a)(c)
EUR 3,750,000	7.88		02/15/2010	4,512,020
Graham Packaging Co., Inc. (CCC+/ Caa2)(a)
USD16,500,000	9.88		10/15/2014	15,592,500
Impress Group B.V. (B-/ B2)
EUR 3,000,000	10.50		05/25/2007	4,043,928
Impress Metal Pack Holdings (CCC+/ B3)
DEM 7,000,000	9.88		05/29/2007	4,617,208
Owens Brockway Glass Container (B/ B2)
USD2,500,000	8.25		05/15/2013	2,656,250
1,000,000	6.75		12/01/2014 (a)	985,000
Owens Brockway Glass Container (BB-/ B1)
8,000,000	8.88		02/15/2009	8,460,000
Pliant Corp. (CCC+/ B3)
USD 4,500,000	11.13		09/01/2009	4,095,000
Pliant Corp. (CCC+/ Caa2)
5,500,000	13.00		06/01/2010	4,166,250
Portola Packaging, Inc. (CCC/ Caa1)
1,500,000	8.25		02/01/2012	997,500
Tekni-Plex, Inc. (CCC-/ Caa1)(a)
1,500,000	8.75		11/15/2013	1,395,000
Tekni-Plex, Inc. (CCC-/ Caa2)
2,500,000	12.75		06/15/2010	2,050,000

				$79,158,294

Paper – 2.8%
Ainsworth Lumber Co., Ltd. (B+/ B2)
USD 3,500,000	7.25	%(a)	10/01/2012	$3,351,250
2,500,000	6.75		03/15/2014	2,312,500
Boise Cascade LLC (B+/ B2)(a)
2,250,000	7.13		10/15/2014	2,151,562
Georgia-Pacific Corp. (BB+/ Ba2)
5,000,000	9.38		02/01/2013	5,575,000
Georgia-Pacific Corp. (BB+/ Ba3)
5,000,000	8.13		05/15/2011	5,456,250
1,000,000	9.50		12/01/2011	1,167,500
1,500,000	7.70		06/15/2015	1,631,250
JSG Funding PLC (B-/ B3)
2,500,000	9.63		10/01/2012	2,562,500
EUR 6,000,000	10.13		10/01/2012	8,145,764
JSG Holding PLC (B-/ Caa2)(a)(b)(c)
3,058,458	11.50		01/31/2007	3,512,682
Kappa Beheer B.V. (B/ B2)
2,750,000	10.63		07/15/2009	3,671,546
5,000,000	12.50		07/15/2009	6,788,137
Port Townsend Paper Corp. (B-/ B3)(a)
USD 4,500,000	12.00		04/15/2011	4,387,500
Tembec Industries, Inc. (B/ B2)
3,000,000	8.50		02/01/2011	2,295,000

				$53,008,441

Pipelines – 4.2%
El Paso CGP Co. (CCC+/ Caa1)
USD 2,000,000	7.63%		09/01/2008	$1,982,500
1,000,000	10.75		10/01/2010	1,037,500
1,000,000	7.75		10/15/2035	917,500
2,000,000	7.42		02/15/2037	1,715,000
El Paso Corp. (CCC+/ Caa1)
EUR 7,000,000	7.13		05/06/2009	9,143,073
USD 2,000,000	7.88		06/15/2012	1,935,000
3,000,000	7.38		12/15/2012	2,820,000
7,000,000	7.80		08/01/2031	6,230,000
3,750,000	7.75		01/15/2032	3,450,000
El Paso Natural Gas Co. (B-/ B1)
2,875,000	8.63		01/15/2022	3,293,537
2,375,000	7.50		11/15/2026	2,440,313
4,250,000	8.38		06/15/2032	4,830,516
Sonat, Inc. (CCC+/ Caa1)
USD 1,000,000	7.63		07/15/2011	956,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Pipelines – (continued)
Southern Natural Gas Co. (B-/ B1)
3,000,000	8.88%	03/15/2010	$3,240,000
3,000,000	7.35	02/15/2031	3,067,500
1,500,000	8.00	03/01/2032	1,638,750
Tennessee Gas Pipeline Co. (B-/ B1)
3,000,000	7.00	10/15/2028	2,970,000
3,750,000	8.38	06/15/2032	4,301,842
1,500,000	7.63	04/01/2037	1,571,250
The Williams Cos., Inc. (B+/ B1)
6,500,000	8.13	03/15/2012	7,117,500
9,000,000	7.88	09/01/2021	9,652,500
1,000,000	7.50	01/15/2031	1,027,500
TransMontaigne, Inc. (B/ B3)
3,000,000	9.13	06/01/2010	3,120,000

			$78,458,031

Publishing – 5.8%
Advanstar Communications, Inc. (B-/ B3)
USD 4,000,000	10.75%	08/15/2010	$4,400,000
Advanstar Communications, Inc. (CCC+/ Caa2)
3,750,000	12.00	02/15/2011	4,003,125
Advanstar, Inc.(e)
2,500,000	0.00/15.00	10/15/2011	2,337,500
Advertising Directory Solution (B-/ Caa1)(a)
4,000,000	9.25	11/15/2012	4,180,000
American Media Operations, Inc. (B-/ B3)
2,000,000	8.88	01/15/2011	2,050,000
Dex Media East LLC (B/ B2)
3,087,000	12.13	11/15/2012	3,642,660
Dex Media West LLC (B/ B2)
9,744,000	9.88	08/15/2013	10,888,920
Dex Media, Inc. (B/ B3)
1,250,000	8.00	11/15/2013	1,289,062
14,000,000	0.00/9.00(e)	11/15/2013	10,500,000
Houghton Mifflin Co. (B-/ Caa1)(e)
2,000,000	0.00/9.88	02/01/2013	2,025,000
Houghton Mifflin Co. (B-/ Caa2)(e)
2,000,000	0.00/11.50	10/15/2013	1,360,000
Lighthouse International Co. S.A. (B/ B3)
EUR11,750,000	8.00	04/30/2014	14,969,289
Merrill Corp. (CCC+/ Caa1)(g)
USD 1,617,104	12.00	05/01/2009	1,714,131
Odyssee Financing S.A. (B/ B3)(c)
EUR 3,125,000	8.38	10/15/2008	4,443,656
Polestar Corp. PLC (B/ B2)
GBP 68,885	10.50	05/30/2008	13,138
Polestar Corp. PLC
316,836	12.50	06/30/2011	60,427
Primedia, Inc. (B/ B2)
USD 2,750,000	7.63	04/01/2008	2,750,000
4,000,000	8.88	05/15/2011	4,150,000
1,000,000	8.00	05/15/2013	1,000,000
Visant Corp. (B-/ B3)(c)
USD 5,000,000	7.63	10/01/2008	4,975,000
WDAC Subsidiary Corp. (CCC+/ B2)(a)
EUR12,000,000	8.50	12/01/2014	13,589,142
WDAC Subsidiary Corp. (CCC+/ Caa1)(a)
USD 2,500,000	8.38	12/01/2014	2,312,500
WRC Media Corp. (CCC/ Caa2)
2,500,000	12.75	11/15/2009	2,425,000
Yell Finance B.V. (BB-/ B1)
GBP 1,913,000	10.75	08/01/2011	4,004,199
USD 5,638,000	0.00/13.50(e)	08/01/2011	5,539,335
Ziff Davis Media, Inc. (CCC-)(b)
459,485	13.00	08/12/2009	505,433

			$109,127,517

Real Estate – 0.4%
CB Richard Ellis Services, Inc. (B+/ Ba3)
USD 650,000	9.75%	05/15/2010	$721,500
CB Richard Ellis Services, Inc. (B-/ B1)
4,000,000	11.25	06/15/2011	4,460,000
Crescent Real Estate Equities Ltd. (B/ B1)
2,000,000	9.25	04/15/2009	2,100,338

			$7,281,838

Retailers – 0.3%
General Nutrition Center (CCC+/ Caa1)
USD 2,500,000	8.50%	12/01/2010	$1,962,500
Toys R US, Inc. (BB/ Ba2)
2,000,000	7.88	04/15/2013	1,750,000
Victoria Acquisition III B.V. (B/ B3)(c)
EUR 2,000,000	7.88	10/01/2008	2,393,542

			$6,106,042

Retailers – Food & Drug – 1.3%
Brake Bros. Finance PLC (B-/ B3)
GBP 6,500,000	12.00%	12/15/2011	$14,008,380
Ingles Markets, Inc. (B/ B3)
USD 4,000,000	8.88	12/01/2011	4,000,000
Jean Coutu Group, Inc. (B/ B3)
4,000,000	8.50	08/01/2014	3,770,000
Rite Aid Corp. (B+/ B2)
2,000,000	9.50	02/15/2011	2,035,000

			$23,813,380

Technology – 2.2%
Activant Solutions, Inc. (B+/ B2)
USD 3,000,000	10.50%	06/15/2011	$3,157,500
Amkor Technology, Inc. (B-/ B3)
2,000,000	9.25	02/15/2008	1,835,000
1,000,000	7.75	05/15/2013	785,000
Amkor Technology, Inc. (CCC/ Caa1)
1,500,000	5.75	06/01/2006	1,350,900
DDI Capital Corp.(b)
2,286,342	16.00	01/01/2009	1,371,805
Global eXchange Services (CCC+/ B3)(g)
USD 4,000,000	12.00	07/15/2008	4,000,000
Globix Corp.(b)
321,664	11.00	05/01/2008	308,797

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Technology – (continued)
Lucent Technologies, Inc. (B/ B2)
4,000,000	5.50%	11/15/2008	$3,900,000
4,250,000	6.45	03/15/2029	3,580,625
Nortel Networks Corp. (B-/ B3)
2,000,000	4.25	09/01/2008	1,799,400
Riverdeep Group (B-/ B3)
EUR 3,750,000	9.25	04/15/2011	5,163,488
Syniverse Technology (B-/ B2)
USD 1,301,000	12.75	02/01/2009	1,444,110
Xerox Capital Trust I (B-/ Ba3)
4,500,000	8.00	02/01/2027	4,590,000
Xerox Corp. (BB-/ Ba2)
EUR 2,000,000	9.75	01/15/2009	3,014,448
USD 2,250,000	9.75	01/15/2009	2,542,500
2,000,000	7.63	06/15/2013	2,145,000

			$40,988,573

Telecommunications – 1.5%
Alaska Communications System Holdings (B-/ B2)
USD 507,000	9.88%	08/15/2011	$536,152
Dobson Communications Corp. (CCC/ Ca)
1,375,000	8.88	10/01/2008	1,124,062
Eircom Funding (BB-/ B1)
EUR 2,000,000	8.25	08/15/2013	2,876,111
Exodus Communications, Inc.(d)
2,500,000	10.75	12/15/2009	—
Exodus Communications, Inc. (Ca)(d)
USD 1,500,000	11.25	07/01/2008	2
625,000	10.75	12/15/2009	1
2,000,000	11.63	07/15/2010	2
Inmarsat Finance II PLC (CCC+/ Caa1)(e)
6,000,000	0.00/10.38	11/15/2012	4,500,000
PSINet, Inc. (D)(d)
1,000,000	11.00	08/01/2009	625
PSINet, Inc. (Ca)(d)
3,750,000	10.00	08/01/2009	2,344
1,000,000	11.50	11/01/2008	625
Qwest Capital Funding, Inc. (B/ Caa2)
6,500,000	7.90	08/15/2010	5,980,000
Qwest Corp. (BB-/ Ba3)
4,000,000	9.13 (a)	03/15/2012	4,240,000
3,500,000	6.88	09/15/2033	2,887,500
Qwest Services Corp. (B/ Caa1)(a)
2,000,000	14.00	12/15/2010	2,260,000
3,088,000	14.50	12/15/2014	3,612,960

			$28,020,384

Telecommunications-Cellular – 3.5%
AirGate PCS, Inc. (CCC/ Caa1)
USD 2,133,300	9.38%	09/01/2009	$2,266,631
Alamosa Delaware, Inc. (CCC+/ Caa1)
USD 5,250,000	0.00/12.00%(e)	07/31/2009	5,722,500
1,787,000	11.00	07/31/2010	2,014,842
1,500,000	8.50	01/31/2012	1,552,500
American Cellular Corp. (B-/ Caa1)
4,000,000	10.00	08/01/2011	3,760,000
Centennial Cellular Communications (CCC/ Caa1)
3,500,000	10.13	06/15/2013	3,815,000
Horizon PCS, Inc. (CCC/ B3)(a)
1,125,000	11.38	07/15/2012	1,248,750
Nextel Communications, Inc. (BB/ Ba3)
2,500,000	5.95	03/15/2014	2,537,500
15,000,000	7.38	08/01/2015	15,975,000
Nextel Partners, Inc. (B/ B3)
1,709,000	12.50	11/15/2009	1,875,628
4,000,000	8.13	07/01/2011	4,300,000
Oskar Mobil A.S. (B/ B1)(c)
EUR 2,000,000	7.50	10/15/2008	2,946,888
Partner Communications Co. Ltd. (BB-/ Ba3)
USD 4,000,000	13.00	08/15/2010	4,380,000
Qwest Communications International, Inc. (B/B3)(a)
2,000,000	7.50	02/15/2014	1,890,000
Rogers Wireless Communications, Inc. (BB/ Ba3)
2,000,000	7.50	03/15/2015	2,055,000
Rogers Wireless, Inc. (B+/ B2)
2,000,000	8.00	12/15/2012	2,055,000
Rural Cellular Corp. (CCC/ Caa1)
4,000,000	9.88	02/01/2010	4,040,000
Rural Cellular Corp. (CCC/ Caa2)
1,500,000	9.75	01/15/2010	1,365,000
Triton PCS, Inc. (CCC-/ Ca)
1,875,000	9.38	02/01/2011	1,125,000

			$64,925,239

Textiles – 0.9%
Collins & Aikman Floor Cover (B-/ Caa1)
USD 1,750,000	9.75%	02/15/2010	$1,837,500
Day International Group, Inc. (CCC+/ Caa1)
2,500,000	9.50	03/15/2008	2,531,250
Oxford Industries, Inc. (B/ B2)
3,500,000	8.88	06/01/2011	3,631,250
Propex Fabrics, Inc. (B-/ Caa1)(c)
4,500,000	10.00	12/01/2008	4,275,000
Russell Corp. (B+/ B1)
2,000,000	9.25	05/01/2010	2,095,000
Warnaco, Inc. (B-/ B1)
2,000,000	8.88	06/15/2013	2,140,000

			$16,510,000

Transportation – 0.2%
Petroleum Helicopters, Inc. (BB-/ B1)
USD 1,250,000	9.38%	05/01/2009	$1,306,250
Stena AB (BB-/ Ba3)
USD 2,000,000	9.63	12/01/2012	2,200,000
1,000,000	7.50	11/01/2013	1,002,500

			$4,508,750

TOTAL CORPORATE BONDS
(Cost $1,658,569,256)			$1,729,692,748

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Emerging Market Debt – 1.4%

Federal Republic of Brazil (BB-/ B1)
USD 770,000	10.13%	05/15/2027	$830,445
3,670,000	12.25	03/06/2030	4,532,450
5,700,000	11.00	08/17/2040	6,455,250
Republic of Argentina (CCC+/ Caa1)(g)
4,000,000	3.01	08/03/2012	3,336,000
Republic of Argentina (D/ Ca)
3,063,400	12.00	06/19/2031	915,052
Republic of Peru (BB/ Ba3)
2,500,000	9.13	02/21/2012	2,862,500
EUR 2,000,000	7.50	10/14/2014	2,756,434
Russian Federation (BBB-/ Baa3)
USD 4,000,000	5.00	03/31/2030	4,255,000

TOTAL EMERGING MARKET DEBT
(Cost $25,289,731)			$25,943,131

Shares	Description	Value
Common Stocks* – 1.4%

2,731	App China Group Ltd.	$133,999
24,334	Axiohm Transaction Solutions, Inc.	243
4,064	Brunner Mond	265,854
37,947	Chelys Ltd. Ordinary GDR	18,093
60,370	Cheyls Ltd. Preference GDR	11,514
113,664	Colt Telecom Group PLC	107,306
3,157	Crunch Equity Holding, LLC	4,104,066
225,274	Dobson Communications Corp.	450,548
287,000	Drax Group Ltd.(i)	—
538	General Chemical Industrial Product, Inc.	149,860
51,605	Globix Corp.	172,877
45,251	Hayes Lemmerz International, Inc.	242,998
102,857	Haynes International, Inc.	1,928,569
219	Horizon PCS, Inc.	5,749
195,700	Huntsman Corp.	4,117,528
1,952	Ionex Telecom, Inc.	—
51,241	iPCS, Inc.	1,806,245
62,500	IWO Holdings, Inc.	2,062,500
11,243	Mattress Discounters	—
5,384	NeighborCare, Inc.	154,628
202	Polestar Co.	4
33,975	Polymer Group, Inc.	755,944
559,866	Telewest Global, Inc.	10,379,916
14,135	Thermadyne Holdings Corp.	175,274
103,389	Viasystems Group, Inc.	97,186
13,068	WKI Holding Co., Inc.	124,146
3,044	WRC Media, Inc.(a)	61

TOTAL COMMON STOCKS
(Cost $48,003,713)		$27,265,108

	Interest	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 0.7%

Dobson Communications Corp.(a)
3,500	6.00%	08/19/2016	$269,318
Eagle-Picher Holdings, Inc.
200	11.75	03/01/2008	20,000
GNC Corp.(b)(c)
2,750	12.00	12/01/2011	2,007,500
HLI Operating Co., Inc.
184	8.00	12/31/2049	6,440
Lucent Technologies Capital Trust I(a)
1,000	7.75	03/15/2017	895,955
Primedia, Inc.
58,980	10.00	02/01/2008	6,102,189
Rural Cellular Corp.(b)
1,221	12.25	05/15/2011	702,075
Spanish Broadcasting Systems Incorporated(b)(c)
2,916	10.75	10/15/2013	3,134,700
Ziff Davis Holdings, Inc.
120	10.00	03/31/2010	82,800

TOTAL PREFERRED STOCKS
(Cost $14,243,818)			$13,220,977

	Expiration
Units	Date	Value
Warrants* – 0.1%

Advanstar Holdings Corp.(a)
2,875	10/15/2011	$57
American Tower Escrow Corp.(a)
2,750	08/01/2008	662,830
ASAT Finance LLC(a)
2,000	11/01/2006	250
Avecia Group PLC (Ordinary)(a)
40,000	07/01/2010	400
Avecia Group PLC (Preferred)(a)
40,000	07/01/2010	400
General Chemical Industrial Product, Inc.
311	04/30/2011	—
General Chemical Industrial Product, Inc. Series B
231	04/30/2011	—
Hayes Lemmerz International, Inc.
5,598	06/03/2006	1,008
IWO Holdings, Inc.(a)
3,000	01/15/2011	30
Knology, Inc.(a)
1,750	10/15/2007	700
Mattress Discounters Holding Corp.(a)
750	07/15/2007	8
MDP Acquisitions PLC
2,500	09/30/2013	3,217
2,500	10/01/2013 (a)	62,500
Merrill Corp. Class A(a)
1,500	05/01/2009	15
Merrill Corp. Class B
2,728	05/01/2009	27

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments  (continued)
April 30, 2005 (Unaudited)

	Expiration
Units	Date	Value
Warrants* – (continued)

Mueller Holdings, Inc.(a)
8,000	04/15/2014	$640,000
Nycomed Holding
2,229	09/18/2013	29
Ono Finance PLC
5,000	05/31/2009	64
1,250	05/31/2009 (a)	12
Pliant Corp.(a)
7,000	06/01/2010	70
Thermadyne Holdings Corp.
13,526	05/23/2009	1,353
Ziff Davis Holdings, Inc.
22,000	08/12/2012	2,200

TOTAL WARRANTS
(Cost $716,517)		$1,375,170

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 96.1%
(Cost $1,746,823,035)		$1,797,497,134

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Repurchase Agreement(h) – 2.3%

Joint Repurchase Agreement Account II
USD 42,300,000	2.97%	05/02/2005	$42,300,000
Maturity Value: $42,309,507
(Cost $42,300,000)

TOTAL INVESTMENTS – 98.4%
(Cost $1,789,123,035)			$1,839,797,134

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency		Description

DEM	=	German Mark
EUR	=	Euro
GBP	=	Great Britain Pound
USD	=	U.S. Dollar

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $303,826,211, which represents approximately 16.1% of net assets as of April 30, 2005.

(b)	Pay-in-kind securities.

(c)	Securities with “Put” or “Call” features. Maturity dates disclosed are the next “Put” or “Call” dates.

(d)	Security is currently in default.

(e)	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2005.

(h)	Joint repurchase agreement was entered into on April 29, 2005.

(i)	Security priced as a unit.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
GDR	—	Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $42,300,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$900,000,000	2.97%	05/02/2005	$900,222,750

Barclays Capital PLC	1,700,000,000	2.97	05/02/2005	1,700,420,750

Bear Stearns & Co.	300,000,000	2.98	05/02/2005	300,074,500

Deutsche Bank Securities, Inc.	610,000,000	2.97	05/02/2005	610,150,975

Greenwich Capital Markets	400,000,000	2.97	05/02/2005	400,099,000

Merrill Lynch	250,000,000	2.97	05/02/2005	250,061,875

Morgan Stanley & Co.	1,411,700,000	2.97	05/02/2005	1,412,049,396

UBS Securities LLC	750,000,000	2.95	05/02/2005	750,184,375

UBS Securities LLC	450,000,000	2.96	05/02/2005	450,111,000

Westdeutsche Landesbank AG	900,000,000	2.97	05/02/2005	900,222,750

TOTAL	$7,671,700,000			$7,673,597,371

At April 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 14.00%, due 08/15/2005 to 03/23/2015; Federal Home Loan Mortgage Association, 0.00% to 12.25%, due 07/12/2005 to 05/01/2035; Federal National Mortgage Association, 0.00% to 15.50%, due 05/04/2005 to 05/01/2035 and Government National Mortgage Association, 4.50% to 6.50%, due 05/15/2018 to 04/20/2035.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY CONTRACTS — At April 30, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	05/12/2005	$13,831,695	$13,897,507	$65,812	$—
Euro	05/12/2005	48,936,135	48,498,050	—	438,085
Great Britain Pound	05/12/2005	1,567,040	1,581,991	14,951	—
Great Britain Pound	05/12/2005	1,183,900	1,181,739	—	2,161

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$65,518,770	$65,159,287	$80,763	$440,246

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	05/12/2005	$33,532,871	$32,600,703	$932,168	$—
Euro	05/12/2005	415,003,068	415,469,626	—	466,558
Great Britain Pound	05/12/2005	55,713,258	57,190,693	—	1,477,435

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$504,249,197	$505,261,022	$932,168	$1,943,993

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments

April 30, 2005 (Unaudited)

Principal	Interest		Maturity
Amount*	Rate		Date	Value
Sovereign Debt Obligations – 86.1%

Argentina – 9.5%
Republic of Argentina
ARS 500,000	5.83%		12/31/2033	$155,333
EUR 1,323,000	8.50		07/01/2049	489,209
Republic of Argentina (Ca)
800,000	8.00		02/26/2008	335,909
Republic of Argentina (CCC+/Caa1)(a)
USD 905,000	3.01		08/03/2012	754,770
Republic of Argentina (D/ Ca)
DEM 1,200,000	11.25		04/10/2006	260,946
USD 340,000	11.38		01/30/2017	112,048
1,920,863	12.25		06/19/2018	644,017
EUR 980,000	9.25		10/21/2049	353,857
DEM 1,100,000	10.50		11/14/2049	224,194
Republic of Argentina (D)
EUR 900,000	9.25		07/20/2049	368,618

				$3,698,901

Brazil – 9.0%
Federal Republic of Brazil (BB-/ B1)
USD 200,000	10.50%		07/14/2014	$224,500
610,000	8.75		02/04/2025	585,600
240,000	10.13		05/15/2027	258,840
2,170,000	11.00		08/17/2040	2,457,525

				$3,526,465

Bulgaria(a) – 3.0%
Republic of Bulgaria (BBB-/ Ba1)
USD 1,178,571	3.75%		07/28/2012	$1,181,518

Colombia – 3.4%
Republic of Colombia (BB/ Ba2)
COP348,000,000	12.00%		10/22/2015	$147,851
USD 1,085,000	10.38		01/28/2033	1,169,088

				$1,316,939

Croatia(a) – 0.1%
Republic of Croatia (BBB/ Baa3)
USD 35,000	3.81%		07/31/2010	$35,053

Dominican Republic – 0.8%
Dominican Republic (D/ B3)
USD 50,000	9.50%		09/27/2006	$49,125
280,000	9.04		01/23/2013	258,300

				$307,425

Ecuador(b) – 1.9%
Republic of Ecuador (B-/ Caa1)
USD 925,000	8.00%		08/15/2030	$749,250

El Salvador – 2.1%
Republic of El Salvador (BB+/ Baa3)
USD 810,000	8.25%		04/10/2032	$834,300

Guatemala – 1.4%
Republic of Guatemala (BB-/Ba2)
USD 180,000	10.25%		11/08/2011	$211,050
60,000	9.25		08/01/2013	68,700
265,000	8.13	(c)(d)	10/06/2019	275,600

				$555,350

Indonesia(a) – 0.5%
Republic of Indonesia
USD 200,000	3.25%		01/25/2006	$197,500

Israel – 2.1%
Government of Israel (A2)
ILS 570,000	10.00%		05/31/2012	$158,627
2,680,000	7.50		03/31/2014	653,372

				$811,999

Ivory Coast – 0.4%
Ivory Coast
USD 845,500	2.00%		03/30/2018	$150,076

Lebanon(a)(c) – 1.2%
Republic of Lebanon MTN (B-)
USD 500,000	5.88%		11/30/2009	$479,500

Mexico – 6.2%
United Mexican States (Baa1)
MXN30,355,000	8.00%		12/19/2013	$2,425,505

Nigeria(b) – 2.4%
Central Bank of Nigeria
USD 1,000,000	6.25%		11/15/2020	$940,000

Panama – 2.7%
Republic of Panama (BB/ Ba1)
USD 605,000	9.38%		01/16/2023	$710,875
300,000	8.88		09/30/2027	336,000

				$1,046,875

Peru – 4.9%
Republic of Peru (BB/ Ba3)
USD 295,000	9.13%		02/21/2012	$337,775
EUR 480,000	7.50		10/14/2014	661,544
USD 735,000	8.38		05/03/2016	784,613
100,000	8.75		11/21/2033	105,500

				$1,889,432

Philippines – 4.1%
Republic of Philippines (BB-/ B1)
USD 395,000	9.38	%(d)	01/18/2012	$418,700
80,000	9.00		02/15/2013	82,896
160,000	8.88		03/17/2015	161,600
330,000	9.88		01/15/2019	345,675
50,000	9.50	(d)	10/21/2024	53,000
485,000	10.63		03/16/2025	523,169

				$1,585,040

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Sovereign Debt Obligations – (continued)

Poland – 1.4%
Republic of Poland (A-/ A2)
PLN 1,800,000	6.00%	05/24/2009	$548,036

Russia – 13.0%
Ministry Finance of Russia (BBB-/Ba2)
USD 1,195,000	3.00%	05/14/2008	$1,111,350
Russian Federation (BBB-/ Baa3)(b)
3,735,000	5.00	03/31/2030	3,973,106

			$5,084,456

Turkey – 6.4%
Republic of Turkey (BB-/ B1)
USD 1,200,000	11.75%	06/15/2010	$1,434,000
800,000	11.88	01/15/2030	1,048,000

			$2,482,000

Ukraine – 1.3%
Ukraine Government (B+/ B1)
USD 93,338	11.00%	03/15/2007	$99,638
340,000	6.37 (a)	08/05/2009	363,800
30,000	7.65	06/11/2013	32,100

			$495,538

Venezuela – 8.3%
Republic of Venezuela (B/ B2)
USD 2,090,000	10.75%	09/19/2013	$2,340,800
EUR 350,000	7.00	03/16/2015	425,626
USD 480,000	9.25	09/15/2027	473,040

			$3,239,466

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $33,376,966)			$33,580,624

Corporate Debt Obligation – 0.2%

Kazakhstan – 0.2%
Kazkommerts International BV (BB-/Baa2)
USD 80,000	8.50%	04/16/2013	$82,520
(Cost $84,350)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 86.3%
(Cost $33,461,316)			$33,663,144

Repurchase Agreement(e) – 12.3%

United States – 12.3%
Joint Repurchase Agreement Account II
USD 4,800,000	2.97%	05/02/2005	$4,800,000
Maturity Value: $4,801,187
(Cost $4,800,000)

TOTAL INVESTMENTS – 98.6%
(Cost $38,261,316)			$38,463,144

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

Currency		Description

ARS	=	Argentine Peso
COP	=	Colombian Peso
DEM	=	German Mark
EUR	=	Euro
ILS	=	Israeli Shekel
MXN	=	Mexican Peso
PLN	=	Polish Zloty
USD	=	U.S. Dollar

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2005.

(b)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2005.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $755,100, which represents approximately 1.9% of net assets as of April 30, 2005.

(d)	Securities with “Call” or “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(e)	Joint repurchase agreement was entered into on April 29, 2005.

Security ratings disclosed, if any, are issued by Standard & Poor’s/ Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
MTN	—	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)
April 30, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $4,800,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$900,000,000	2.97%	05/02/2005	$900,222,750

Barclays Capital PLC	1,700,000,000	2.97	05/02/2005	1,700,420,750

Bear Stearns & Co.	300,000,000	2.98	05/02/2005	300,074,500

Deutsche Bank Securities, Inc.	610,000,000	2.97	05/02/2005	610,150,975

Greenwich Capital Markets	400,000,000	2.97	05/02/2005	400,099,000

Merrill Lynch	250,000,000	2.97	05/02/2005	250,061,875

Morgan Stanley & Co.	1,411,700,000	2.97	05/02/2005	1,412,049,396

UBS Securities LLC	750,000,000	2.95	05/02/2005	750,184,375

UBS Securities LLC	450,000,000	2.96	05/02/2005	450,111,000

Westdeutsche Landesbank AG	900,000,000	2.97	05/02/2005	900,222,750

TOTAL	$7,671,700,000			$7,673,597,371

At April 30, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 14.00%, due 08/15/2005 to 03/23/2015; Federal Home Loan Mortgage Association, 0.00% to 12.25%, due 07/12/2005 to 05/01/2035; Federal National Mortgage Association, 0.00% to 15.50%, due 05/04/2005 to 05/01/2035 and Government National Mortgage Association, 4.50% to 6.50%, due 05/15/2018 to 04/20/2035.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2005, the following futures contract was open as follows:

	Number of Contracts			Unrealized
Type	Short	Settlement Month	Market Value	Loss

5 Year U.S. Treasury Notes	45	June 2005	$4,880,391	$(39,501)

FORWARD FOREIGN CURRENCY CONTRACTS — At April 30, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contract	Date	Settlement Date	Current Value	Gain	Loss

South African Rand	07/20/2005	$356,702	$355,101	$—	$1,601

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Euro	05/27/2005	$3,098,521	$3,068,823	$29,698	$—
Israeli Shekel	07/21/2005	820,002	819,943	59	—
Mexican Peso	07/15/2005	2,331,452	2,349,096	—	17,644
Polish Zloty	06/17/2005	596,109	579,979	16,130	—
South African Rand	07/20/2005	334,650	342,726	—	8,076

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$7,180,734	$7,160,567	$45,887	$25,720

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Assets and Liabilities

April 30, 2005 (Unaudited)

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Assets:

Investment in securities, at value (identified cost $329,600,825, $1,746,823,035 and $33,461,316, respectively)	$346,409,494	$1,797,497,134	$33,663,144
Repurchase agreements, at value based on amortized cost	—	42,300,000	4,800,000
Cash, at value(a)	804	391,875	231,718
Foreign currencies, at value (identified cost $1,671,369, $1,269,585 and $18,913, respectively)	1,664,896	1,260,535	18,908
Receivables:
Interest and Dividends, at value (net of allowances)	4,460,981	41,313,008	608,462
Forward foreign currency exchange contracts, at value	8,430,017	1,012,931	45,887
Investment securities sold, at value	2,833,002	1,806,601	296,231
Fund shares sold	505,678	2,154,935	75,067
Variation margin	2,506,105	—	38,499
Reimbursement from investment adviser	51,974	—	29,109
Other assets	21,606	42,113	18,191

Total assets	366,884,557	1,887,779,132	39,825,216

Liabilities:

Payables:
Forward foreign currency exchange contracts, at value	8,193,037	2,384,239	27,321
Fund shares repurchased	259,113	8,627,083	15
Income distribution	—	3,537,441	—
Investment securities purchased, at value	207,364	2,322,534	700,786
Amounts owed to affiliates	296,960	1,696,454	29,449
Accrued expenses	102,377	113,110	71,554

Total liabilities	9,058,851	18,680,861	829,125

Net Assets:

Paid-in capital	397,955,436	1,860,669,915	37,590,929
Accumulated undistributed (distributions in excess of) net investment income	(5,781,294)	11,635,748	21,899
Accumulated net realized gain (loss) on investment, options, futures and foreign currency related transactions	(50,609,230)	(52,530,711)	1,204,515
Net unrealized gain on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	16,260,794	49,323,319	178,748

NET ASSETS	$357,825,706	$1,869,098,271	$38,996,091
Net Assets:
Class A	$172,450,950	$1,021,027,908	$11,783,904
Class B	28,382,307	107,384,595	—
Class C	9,245,579	63,806,443	—
Institutional	147,191,000	675,450,751	27,212,187
Service	555,870	1,428,574	—

Shares outstanding:
Class A	12,817,848	130,517,422	1,076,480
Class B	2,117,344	13,711,531	—
Class C	691,009	8,155,977	—
Institutional	10,954,954	86,227,424	2,483,684
Service	41,408	182,401	—

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	26,622,563	238,794,755	3,560,164

Net asset value, offering and redemption price per share:(b)
Class A	$13.45	$7.82	$10.95
Class B	13.40	7.83	—
Class C	13.38	7.82	—
Institutional	13.44	7.83	10.96
Service	13.42	7.83	—

(a)	Includes restricted cash of $140,250 for segregation purposes for the High Yield Fund.
(b)	Maximum public offering price per share for Class A shares of the Global Income, High Yield and Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $14.08, $8.19 and $11.47, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended April 30, 2005 (Unaudited)

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Investment income:

Interest (net of allowances)	$5,955,050	$93,373,942	$1,029,312
Dividends	21,362	670,944	—

Total income	5,976,412	94,044,886	1,029,312

Expenses:

Management fees	1,358,392	7,210,570	124,858
Distribution and Service fees(a)	409,910	2,255,928	10,637
Transfer Agent fees(a)	225,926	1,381,490	12,625
Custody and accounting fees	151,519	240,763	49,021
Registration fees	29,042	47,700	12,395
Printing fees	28,530	28,530	28,530
Professional fees	22,627	33,089	21,156
Trustee fees	4,593	4,593	4,593
Service Share fees	1,389	3,524	—
Other	30,035	61,707	21,977

Total expenses	2,261,963	11,267,894	285,792

Less — expense reductions	(522,168)	(191,155)	(132,403)

Net Expenses	1,739,795	11,076,739	153,389

NET INVESTMENT INCOME	4,236,617	82,968,147	875,923

Realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	2,651,664	17,526,657	1,263,482
Options written	51,187	—	—
Futures transactions	1,037,636	—	120,299
Foreign currency related transactions	6,581,421	(6,066,775)	(51,118)
Net change in unrealized gain (loss) on:
Investments	(5,389,612)	(77,838,675)	(678,289)
Options written	(6,616)	—	—
Futures	(136,795)	—	(39,501)
Translation of assets and liabilities denominated in foreign currencies	974,268	12,898,748	17,638

Net realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions	5,763,153	(53,480,045)	632,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,999,770	$29,488,102	$1,508,434

(a)	Class specific Distribution and Service, Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Income	$215,284	$147,990	$46,636	$163,616	$28,118	$8,861	$25,220	$111
High Yield	1,402,374	544,630	308,924	1,065,804	103,480	58,695	153,229	282
Emerging Markets Debt	10,637	—	—	8,084	—	—	4,541	—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Global Income Fund

	For the
	Six Months
	Ended	For the
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

From operations:

Net investment income	$4,236,617	$8,999,380
Net realized gain on investment, options, futures and foreign currency related transactions	10,321,908	10,097,810
Net increase from payment by affiliates and net gains realized on the disposal of investments in violation of restrictions	—	—
Net change in unrealized gain (loss) on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	(4,558,755)	(5,133,032)

Net increase in net assets resulting from operations	9,999,770	13,964,158

Distributions to shareholders:

From net investment income
Class A Shares	(7,735,368)	(18,204,247)
Class B Shares	(1,239,095)	(3,018,479)
Class C Shares	(392,913)	(862,900)
Institutional Shares	(5,068,821)	(9,468,960)
Service Shares	(25,239)	(52,549)
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—

Total distributions to shareholders	(14,461,436)	(31,607,135)

From share transactions:

Proceeds from sales of shares	156,510,288	62,259,461
Reinvestment of dividends and distributions	12,385,314	26,707,499
Cost of shares repurchased(a)	(132,604,614)	(109,213,156)

Net increase (decrease) in net assets resulting from share transactions	36,290,988	(20,246,196)

TOTAL INCREASE (DECREASE)	31,829,322	(37,889,173)

Net assets:

Beginning of period	325,996,384	363,885,557

End of period	$357,825,706	$325,996,384

Accumulated undistributed (distributions in excess of) net investment income	$(5,781,294)	$4,443,525

(a)	Redemption fees remitted were as follows:

	For the
	Six Months
	Ended	For the Year
	April 30, 2005	Ended
Fund	(Unaudited)	October 31, 2004

Global Income	$1,282	$274

High Yield	16,466	94,167

Emerging Markets Debt	991	9

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund		Emerging Markets Debt Fund

For the		For the
Six Months		Six Months
Ended	For the	Ended	For the
April 30, 2005	Year Ended	April 30, 2005	Year Ended
(Unaudited)	October 31, 2004	(Unaudited)	October 31, 2004

$82,968,147	$208,620,457	$875,923	$1,063,447
11,459,882	138,156,617	1,332,663	1,068,301
—	—	—	525
(64,939,927)	(42,478,857)	(700,152)	678,350

29,488,102	304,298,217	1,508,434	2,810,623

(49,272,562)	(116,133,970)	(219,200)	(199,225)
(4,360,683)	(7,784,551)	—	—
(2,470,713)	(3,926,637)	—	—
(35,313,820)	(85,237,365)	(636,874)	(831,857)
(60,658)	(90,732)	—	—
—	—	(297,553)	(4,378)
—	—	(948,324)	(39,398)

(91,478,436)	(213,173,255)	(2,101,951)	(1,074,858)

474,985,755	977,232,910	15,492,542	15,599,364
64,389,454	145,984,629	2,094,334	1,065,695
(712,265,301)	(2,196,477,093)	(3,794,857)	(5,379,594)

(172,890,092)	(1,073,259,554)	13,792,019	11,285,465

(234,880,426)	(982,134,592)	13,198,502	13,021,230

2,103,978,697	3,086,113,289	25,797,589	12,776,359

$1,869,098,271	$2,103,978,697	$38,996,091	$25,797,589

$11,635,748	$20,146,037	$21,899	$2,050

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements

April 30, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund and Goldman Sachs Emerging Markets Debt Fund, (collectively, the “Funds” or individually a “Fund”). The High Yield and Emerging Markets Debt Funds are registered as diversified portfolios of the Trust whereas the Global Income Fund is registered as a non-diversified portfolio. The Global Income and High Yield Funds offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Emerging Markets Debt offers two classes of shares — Class A and Institutional.
     The High Yield Fund invests primarily in non-investment grade fixed-income securities, which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.
     The Emerging Markets Debt and Global Income Funds invest in securities of foreign companies and foreign governments which involves special risks; including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government. In addition, the Emerging Markets Debt Fund invests in the Sovereign Debt Obligations of countries that are considered emerging markets countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic developments adversely affecting the economies of these emerging markets countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a U.S. or foreign securities exchange (or the Nasdaq system) are valued daily at their last price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Portfolio securities for which accurate market quotations are not readily available or are deemed inaccurate by the Funds’ respective investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable), premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amounts reclaimable by the Funds. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount, and market premiums on

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
debt securities are amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Global Income and High Yield Funds and Class A shareholders of the Emerging Markets Debt Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees. Service Shares of the Global Income and High Yield Funds bear all expenses and fees relating to their Service and Shareholder Administration Plans.

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions for the High Yield and Emerging Markets Debt Funds are declared daily and paid monthly. Income distributions for the Global Income Fund are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually for all funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains on investment transactions or from paid-in capital.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and the sale of foreign denominated debt obligations; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments and are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
April 30, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

H. Option Accounting Principles — When Global Income writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

I. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2005, the Funds had sufficient cash and/or securities to cover any commitment under these contracts.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the High Yield and Emerging Markets Debt Funds, and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of the Global Income Fund (the Investment Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Under the Agreements, the respective investment adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment advisers are entitled to a fee, (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     Effective February 25, 2005, GSAMI reduced the contractual management fee of the Global Income Fund from 0.90% of the Fund’s average daily net assets to the contractual annual rate listed below. Prior to February 25, 2005, GSAMI had voluntarily waived a portion of its management fee for the Global Income Fund equal to 0.25% of the Fund’s average daily net assets.
     Additionally, each investment adviser has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share Fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset agreements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective adviser for prior fiscal year expense reimbursements, if any.
     For the six months ended April 30, 2005, the Funds’ Management fees and other expense limitations as an annual percentage rate of the respective Funds’ average daily net assets is as follows:

	Management Fee	Other
	Contractual	Expense
Fund	Annual Rate	Limit

Global Income	0.65%	0.004%

High Yield	0.70	0.024

Emerging Markets Debt	0.80	0.044

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
April 30, 2005 (Unaudited)

3. AGREEMENTS (continued)
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Emerging Markets Debt Class A Shares and 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of the High Yield and Global Income Funds. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Global Income	$8,300	$—	$—

High Yield	295,300	1,100	300

Emerging Markets Debt	7,400	N/A	N/A

     Class A, Institutional and Services Shares of the Funds (as applicable) charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Effective November 15, 2004, Class B and Class C Shares of the Global Income and High Yield Funds began charging a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.
     Goldman Sachs also serves as transfer agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.
     The Trust, on behalf of Global Income and High Yield Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     For the six months ended April 30, 2005, the investment advisers and distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

		Other	Custody	Total
	Management	Expense	Fee	Expense
Fund	Fee Waiver	Reimbursement	Reduction	Reductions

Global Income	$260	$260	$2	$522

High Yield	—	169	22	191

Emerging Markets Debt	—	131	1	132

     As of April 30, 2005, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer	Over
	Management	and Service	Agent	Reimbursement of
Fund	Fees	Fees	Fees	“Other Expenses”	Total

Global Income	$192	$67	$38	$—	$297

High Yield	1,106	363	217	10	1,696

Emerging Markets Debt	24	2	3	—	29

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2005, were as follows:

			Sales and	Sales and maturities
	Purchases of	Purchases	maturities of	(excluding
	U.S. Government	(excluding	U.S. Government	U.S. Government
	and agency	U.S. Government and	and agency	and agency
Fund	obligations	agency obligations)	obligations	obligations)

Global Income	$60,873,754	$214,505,872	$75,636,201	$189,929,699

High Yield	—	394,402,975	—	535,474,584

Emerging Markets Debt	—	42,896,499	—	32,801,406

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended April 30, 2005, the Funds did not have any borrowings under this facility.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

April 30, 2005 (Unaudited)

6. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2004, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows. Expiration occurs on October 31 of the year indicated.

	Global Income	High Yield	Emerging Markets Debt

Capital loss carryforward:
Expiring 2010	$(28,737,453)	$(14,409,032)	$—
Expiring 2011	(30,750,749)	(49,431,867)	—
Expiring 2012	(1,611,665)	—	—

Total capital loss carryforward	$(61,099,867)	$(63,840,899)	$—

Timing differences (deferred straddle losses, taxable interest on defaulted securities and income distribution payable)	$(7,638,180)	$(10,042,825)	$(7,591)

     At April 30, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Global Income	High Yield	Emerging Markets Debt

Tax cost	$332,681,338	$1,789,272,729	$38,342,615

Gross unrealized gain	15,941,300	154,704,162	571,429
Gross unrealized loss	(2,213,144)	(104,179,757)	(450,900)

Net unrealized security gain	$13,728,156	$50,524,405	$120,529

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net marked-to-market gain on futures and foreign currency contracts recognized for tax purposes and differing treatment of the amortization of market premium.

7. OTHER MATTERS

     As of April 30, 2005, the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 6%, 6% and 21% of the Global Income Fund, respectively.

     As of April 30, 2005, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 27% and 33% of the Emerging Markets Debt Fund, respectively.

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges that GSAM used 12b-1 fees for improper purposes

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

7. OTHER MATTERS (continued)
and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

     During the reporting period, the Emerging Markets Debt Fund met the asset diversification tests of section 851(b)(3) of the Internal Revenue Code. However, the Fund’s investments were not “diversified” as defined under Section 5(b) of the Investment Company Act of 1940, as amended. Potential measures to address this situation are under review.

8. SUBSEQUENT EVENTS

At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a Fee Reduction Commitment for the Funds which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM will implement the Fee Reduction Commitment on a voluntary basis and waive a portion of its Management Fee for the Funds to achieve the following annual rates:

Fund	Asset Level	Fee

Global Income	Up to $1 billion	0.65%
	Next $1 billion	0.59
	Over $2 billion	0.56

High Yield	Up to $2 billion	0.70
	Over $2 billion	0.63

Emerging Markets Debt	Up to $2 billion	0.80
	Over $2 billion	0.72

     Also on the above meeting date, the Board of Trustees approved a contractual reduction in Transfer Agent fees to an annual rate of 0.16% of the average daily net asset value of the Funds’ for Class A, Class B and Class C Shares, effective July 1, 2005.

 GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)
April 30, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Income Fund

	For the Six Months Ended
	April 30, 2005		For the Year Ended
	(Unaudited)		October 31, 2004

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,177,601	$43,085,515	1,705,932	$23,677,353
Reinvestment of dividends and distributions	508,444	6,856,512	1,156,825	16,008,172
Shares converted from Class B(a)	12,246	165,469	4,259	58,372
Shares repurchased	(3,209,098)	(43,460,621)	(6,147,586)	(85,526,397)

	489,193	6,646,875	(3,280,570)	$(45,782,500)

Class B Shares
Shares sold	66,422	895,868	144,753	2,013,543
Reinvestment of dividends and distributions	75,216	1,010,722	179,557	2,477,114
Shares converted to Class A(a)	(12,298)	(165,469)	(4,275)	(58,372)
Shares repurchased	(308,864)	(4,175,032)	(611,637)	(8,437,586)

	(179,524)	(2,433,911)	(291,602)	(4,005,301)

Class C Shares
Shares sold	175,293	2,373,978	99,892	1,378,991
Reinvestment of dividends and distributions	23,973	321,566	49,049	675,636
Shares repurchased	(131,410)	(1,771,376)	(310,803)	(4,294,118)

	67,856	924,168	(161,862)	(2,239,491)

Institutional Shares
Shares sold	8,166,064	110,027,362	2,540,203	34,927,716
Reinvestment of dividends and distributions	311,065	4,185,315	544,249	7,507,345
Shares repurchased	(6,136,841)	(83,153,123)	(758,876)	(10,546,829)

	2,340,288	31,059,554	2,325,576	31,888,232

Service Shares
Shares sold	9,380	127,565	18,847	261,858
Reinvestment of dividends and distributions	832	11,199	2,836	39,232
Shares repurchased	(3,299)	(44,462)	(29,626)	(408,226)

	6,913	94,302	(7,943)	(107,136)

NET INCREASE (DECREASE)	2,724,726	$36,290,988	(1,416,401)	$(20,246,196)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund				Emerging Markets Debt Fund

For the Six Months Ended				For the Six Months Ended
April 30, 2005		For the Year Ended		April 30, 2005		For the Year Ended
(Unaudited)		October 31, 2004		(Unaudited)		October 31, 2004

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

33,042,804	$269,697,644	60,786,968	$482,296,132	655,856	$7,254,892	628,921	$6,736,000
4,396,788	35,651,521	10,070,907	79,914,528	46,694	512,193	18,679	197,409
27,258	221,162	6,610	51,945	—	—	—	—
(44,244,720)	(358,571,666)	(167,256,507)	(1,327,821,970)	(110,088)	(1,213,910)	(270,069)	(2,853,120)

(6,777,870)	(53,001,339)	(96,392,022)	(765,559,365)	592,462	6,553,175	377,531	4,080,289

2,118,034	17,303,160	2,918,454	23,192,938	—	—	—	—
364,615	2,959,449	588,398	4,672,437	—	—	—	—
(27,224)	(221,162)	(6,602)	(51,945)	—	—	—	—
(1,737,963)	(14,118,812)	(3,057,110)	(24,220,565)	—	—	—	—

717,462	5,922,635	443,140	3,592,865	—	—	—	—

2,380,531	19,401,688	2,790,975	22,173,898	—	—	—	—
210,559	1,706,633	322,817	2,560,358	—	—	—	—
(1,387,052)	(11,261,055)	(2,169,365)	(17,137,950)	—	—	—	—

1,204,038	9,847,266	944,427	7,596,306	—	—	—	—

20,710,045	168,090,913	56,425,341	448,752,747	746,820	8,237,650	835,831	8,863,364
2,960,210	24,053,410	7,402,859	58,825,581	144,048	1,582,141	82,127	868,286
(40,300,652)	(328,123,824)	(104,379,407)	(826,639,453)	(229,020)	(2,580,947)	(239,256)	(2,526,474)

(16,630,397)	(135,979,501)	(40,551,207)	(319,061,125)	661,848	7,238,844	678,702	7,205,176

60,210	492,350	101,799	817,195	—	—	—	—
2,278	18,441	1,474	11,725	—	—	—	—
(23,492)	(189,944)	(82,610)	(657,155)	—	—	—	—

38,996	320,847	20,663	171,765	—	—	—	—

(21,447,771)	$(172,890,092)	(135,534,999)	$(1,073,259,554)	1,254,310	$13,792,019	1,056,233	$11,285,465

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
							Distributions to
	Net asset						shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of period	income(c)		gain (loss)		operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2005 - A	$13.65	$0.17		$0.24		$0.41	$(0.61)
2005 - B	13.61	0.12		0.23		0.35	(0.56)
2005 - C	13.58	0.12		0.24		0.36	(0.56)
2005 - Institutional	13.64	0.19		0.25		0.44	(0.64)
2005 - Service	13.63	0.16		0.24		0.40	(0.61)
FOR THE YEARS ENDED OCTOBER 31,

2004 - A	14.39	0.36		0.19		0.55	(1.29)
2004 - B	14.34	0.28		0.19		0.47	(1.20)
2004 - C	14.32	0.28		0.18		0.46	(1.20)
2004 - Institutional	14.37	0.43		0.20		0.63	(1.36)
2004 - Service	14.36	0.37		0.19		0.56	(1.29)

2003 - A	14.34	0.46		0.32		0.78	(0.73)
2003 - B	14.30	0.39		0.30		0.69	(0.65)
2003 - C	14.27	0.38		0.32		0.70	(0.65)
2003 - Institutional	14.33	0.56		0.30		0.86	(0.82)
2003 - Service	14.31	0.49		0.31		0.80	(0.75)

2002 - A	14.72	0.50	(d)	(0.35	)(d)	0.15	(0.53)
2002 - B	14.68	0.41	(d)	(0.33	)(d)	0.08	(0.46)
2002 - C	14.65	0.41	(d)	(0.33	)(d)	0.08	(0.46)
2002 - Institutional	14.70	0.58	(d)	(0.33	)(d)	0.25	(0.62)
2002 - Service	14.69	0.50	(d)	(0.33	)(d)	0.17	(0.55)

2001 - A	14.68	0.55		0.85		1.40	(1.36)
2001 - B	14.65	0.48		0.84		1.32	(1.29)
2001 - C	14.63	0.47		0.84		1.31	(1.29)
2001 - Institutional	14.67	0.65		0.84		1.49	(1.46)
2001 - Service	14.66	0.57		0.84		1.41	(1.38)

2000 - A	14.49	0.59		0.20		0.79	(0.60)
2000 - B	14.45	0.51		0.22		0.73	(0.53)
2000 - C	14.43	0.51		0.22		0.73	(0.53)
2000 - Institutional	14.48	0.68		0.21		0.89	(0.70)
2000 - Service	14.47	0.61		0.20		0.81	(0.62)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of total		net investment
Net asset		end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.45	3.10%	$172,451	1.09	%(b)	2.47	%(b)	1.40	%(b)	2.16	%(b)	80%
13.40	2.65	28,382	1.84	(b)	1.73	(b)	2.15	(b)	1.42	(b)	80
13.38	2.73	9,246	1.84	(b)	1.73	(b)	2.15	(b)	1.42	(b)	80
13.44	3.31	147,191	0.69	(b)	2.80	(b)	1.00	(b)	2.49	(b)	80
13.42	2.98	556	1.19	(b)	2.38	(b)	1.50	(b)	2.07	(b)	80

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

14.39	5.45	224,553	1.35		3.15		1.74		2.76		106
14.34	4.87	37,118	1.85		2.64		2.24		2.25		106
14.32	4.96	11,238	1.85		2.64		2.24		2.25		106
14.37	6.07	90,368	0.70		3.82		1.09		3.43		106
14.36	5.61	609	1.20		3.37		1.59		2.98		106

14.34	1.08	255,821	1.34		3.36	(d)	1.72		2.98	(d)	146
14.30	0.59	37,986	1.84		2.88	(d)	2.22		2.50	(d)	146
14.27	0.59	11,533	1.84		2.88	(d)	2.22		2.50	(d)	146
14.33	1.82	143,127	0.69		4.00	(d)	1.07		3.62	(d)	146
14.31	1.24	1,184	1.19		3.49	(d)	1.57		3.11	(d)	146

14.72	10.08	286,718	1.34		3.80		1.70		3.44		222
14.68	9.50	31,969	1.84		3.28		2.20		2.92		222
14.65	9.44	8,679	1.84		3.28		2.20		2.92		222
14.70	10.73	181,869	0.69		4.47		1.05		4.11		222
14.69	10.18	1,394	1.19		3.96		1.55		3.60		222

14.68	5.58	294,738	1.34		4.03		1.70		3.67		185
14.65	5.14	22,008	1.84		3.53		2.20		3.17		185
14.63	5.13	5,954	1.84		3.54		2.20		3.18		185
14.67	6.27	287,145	0.69		4.69		1.05		4.33		185
14.66	5.76	1,934	1.19		4.17		1.55		3.81		185

 GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end	Total
Year - Share Class	of period	income(c)	gain (loss)	operations	income	of period	return(a)

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2005 - A	$8.08	$0.32	$(0.23)	$0.09	$(0.35)	$7.82	1.09%
2005 - B	8.09	0.29	(0.23)	0.06	(0.32)	7.83	0.72
2005 - C	8.08	0.29	(0.23)	0.06	(0.32)	7.82	0.72
2005 - Institutional	8.09	0.34	(0.23)	0.11	(0.37)	7.83	1.29
2005 - Service	8.09	0.32	(0.23)	0.09	(0.35)	7.83	1.04
FOR THE YEARS ENDED OCTOBER 31,

2004 - A	7.79	0.65	0.32	0.97	(0.68)	8.08	12.94
2004 - B	7.80	0.60	0.31	0.91	(0.62)	8.09	12.09
2004 - C	7.79	0.60	0.31	0.91	(0.62)	8.08	12.10
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)	8.09	13.23
2004 - Service	7.80	0.65	0.31	0.96	(0.67)	8.09	12.81

2003 - A	6.38	0.65	1.40	2.05	(0.64)	7.79	33.34
2003 - B	6.39	0.60	1.39	1.99	(0.58)	7.80	32.31
2003 - C	6.38	0.59	1.40	1.99	(0.58)	7.79	32.36
2003 - Institutional	6.39	0.68	1.41	2.09	(0.67)	7.81	33.98
2003 - Service	6.39	0.64	1.40	2.04	(0.63)	7.80	33.16

2002 - A	7.24	0.68	(0.86)	(0.18)	(0.68)	6.38	(2.98)
2002 - B	7.24	0.63	(0.85)	(0.22)	(0.63)	6.39	(3.56)
2002 - C	7.24	0.62	(0.85)	(0.23)	(0.63)	6.38	(3.57)
2002 - Institutional	7.25	0.70	(0.85)	(0.15)	(0.71)	6.39	(2.59)
2002 - Service	7.24	0.67	(0.84)	(0.17)	(0.68)	6.39	(2.93)

2001 - A	8.18	0.83	(0.93)	(0.10)	(0.84)	7.24	(1.54)
2001 - B	8.18	0.77	(0.93)	(0.16)	(0.78)	7.24	(2.28)
2001 - C	8.17	0.77	(0.92)	(0.15)	(0.78)	7.24	(2.28)
2001 - Institutional	8.19	0.86	(0.93)	(0.07)	(0.87)	7.25	(1.14)
2001 - Service	8.19	0.82	(0.94)	(0.12)	(0.83)	7.24	(1.65)

2000 - A	9.07	0.84	(0.78)	0.06	(0.95)	8.18	0.38
2000 - B	9.08	0.78	(0.80)	(0.02)	(0.88)	8.18	(0.48)
2000 - C	9.07	0.78	(0.80)	(0.02)	(0.88)	8.17	(0.48)
2000 - Institutional	9.08	0.88	(0.79)	0.09	(0.98)	8.19	0.77
2000 - Service	9.08	0.83	(0.78)	0.05	(0.94)	8.19	0.15

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of total		net investment
end of	net expenses		income		expenses		income		Portfolio
period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$1,021,028	1.16	%(b)	7.97	%(b)	1.18	%(b)	7.95	%(b)	20%
107,384	1.91	(b)	7.22	(b)	1.93	(b)	7.20	(b)	20
63,806	1.91	(b)	7.21	(b)	1.93	(b)	7.19	(b)	20
675,451	0.76	(b)	8.36	(b)	0.78	(b)	8.34	(b)	20
1,429	1.26	(b)	7.89	(b)	1.28	(b)	7.87	(b)	20

1,109,364	1.16		8.31		1.18		8.29		47
105,106	1.91		7.54		1.93		7.52		47
56,174	1.91		7.53		1.93		7.51		47
832,175	0.76		8.73		0.78		8.71		47
1,160	1.26		8.18		1.28		8.16		47

1,821,032	1.17		8.97		1.19		8.95		54
97,894	1.92		8.25		1.94		8.23		54
46,812	1.92		8.21		1.94		8.19		54
1,119,417	0.77		9.42		0.79		9.40		54
958	1.27		8.86		1.29		8.84		54

770,011	1.16		9.54		1.19		9.51		36
54,065	1.91		8.83		1.94		8.80		36
20,107	1.91		8.81		1.94		8.78		36
726,140	0.76		9.95		0.79		9.92		36
494	1.26		9.50		1.29		9.47		36

493,739	1.16		10.55		1.22		10.49		57
45,514	1.91		9.83		1.97		9.77		57
12,494	1.91		9.82		1.97		9.76		57
460,253	0.76		10.96		0.82		10.90		57
384	1.26		10.49		1.32		10.43		57

409,224	1.16		9.54		1.21		9.49		55
37,085	1.91		8.79		1.96		8.74		55
8,933	1.91		8.78		1.96		8.73		55
420,284	0.76		9.99		0.81		9.94		55
396	1.26		9.39		1.31		9.34		55

 GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(c)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2005 - A	$11.18	$0.29	$0.30	$0.59	$(0.29)	$(0.53)	$(0.82)
2005 - Institutional	11.19	0.32	0.29	0.61	(0.31)	(0.53)	(0.84)
FOR THE YEAR ENDED OCTOBER 31,

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)
FOR THE PERIOD ENDED OCTOBER 31,

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.95	5.38%	$11,784	1.27	%(b)	5.25	%(b)	2.12	%(b)	4.40	%(b)	115%
10.96	5.59	27,212	0.87	(b)	5.75	(b)	1.72	(b)	4.90	(b)	115

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

10.22	3.36	1,088	1.28	(b)	5.35	(b)	5.53	(b)	1.10	(b)	49
10.23	3.52	11,688	0.88	(b)	5.96	(b)	4.88	(b)	1.96	(b)	49

Fund Expenses (Unaudited) — Six Month Period Ended April 30, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Income Fund				High Yield Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	11/1/04	4/30/05		4/30/05*	11/1/04	4/30/05		4/30/05*

Class A
Actual	$1,000	$1,031.00		$5.50	$1,000	$1,010.90		$5.79
Hypothetical 5% return	1,000	1,019.37	+	5.47	1,000	1,019.03	+	5.82

Class B
Actual	1,000	1,026.50		9.26	1,000	1,007.20		9.51
Hypothetical 5% return	1,000	1,015.66	+	9.21	1,000	1,015.32	+	9.55

Class C
Actual	1,000	1,027.30		9.26	1,000	1,007.20		9.51
Hypothetical 5% return	1,000	1,015.66	+	9.21	1,000	1,015.32	+	9.55

Institutional
Actual	1,000	1,033.10		3.49	1,000	1,012.90		3.80
Hypothetical 5% return	1,000	1,021.36	+	3.47	1,000	1,021.02	+	3.82

Service
Actual	1,000	1,029.80		6.01	1,000	1,010.40		6.29
Hypothetical 5% return	1,000	1,018.87	+	5.98	1,000	1,018.53	+	6.32

[Additional columns below]

[Continued from above table, first column(s) repeated]

Emerging Markets Debt Fund

Expenses
	Beginning	Ending	Paid for the
	Account Value	Account Value	6 months ended
Share Class	11/1/04	4/30/05	4/30/05*

Class A
Actual	$1,000	$1,053.80	$6.45
Hypothetical 5% return	1,000	1,018.51 +	6.34

Class B
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

Class C
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

Institutional
Actual	1,000	1,055.90	4.42
Hypothetical 5% return	1,000	1,020.50 +	4.34

Service
Actual	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A

*	Expenses for each share class are calculated using the Fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Global Income	1.09%	1.84%	1.84%	0.69%	1.19%
High Yield	1.16	1.91	1.91	0.76	1.26
Emerging Markets Debt	1.27	N/A	N/A	0.87	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $462.9 billion in assets under management as of March 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: June 29, 2005 / 05-1042 SFFISAR /50K / 6-05 Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund.Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended January 31, 2005 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters.When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Funds may make substantial investments in derivative instruments, including options, financial futures. Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk.These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Goldman Sachs Global Income, Emerging Markets De bt and High Yield Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments. The fixed income securities of emerging countries are less liquid and are subject to greater price volatility. The securities markets of emerging countries have less governmental regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser GOLDMAN SACHS INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1 A7HD

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended April 30, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended April 30, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended April 30, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 8, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	July 8, 2005